SEMI-ANNUAL REPORT                 MARCH 31, 2002

                               PRUDENT BEAR FUND
                                 NO LOAD SHARES
                                 CLASS C SHARES

                            PRUDENT SAFE HARBOR FUND

                                  PRUDENT BEAR
                                  FUNDS, INC.

                                                                    May 22, 2002

Dear Shareholder,

For the first quarter of 2002 the Prudent Bear Fund No-Load shares returned 9.41% while the S&P 500 gained 0.27% and the NASDAQ lost 5.30%. The fund returned -14.74% for the six months ended March 31, 2002 while the S&P 500 gained 10.99% and the NASDAQ gained 23.33%. Consistent with our investment philosophy, the fund held more short equity positions than long positions throughout the period. While this allocation adversely affected performance during the sharp bear market rally in the fourth quarter of last year, the fund benefited when the bear market resumed early in 2002. As a result, the fund continued to protect investors during the initial stage of the bursting of the U.S. stock market bubble. For example, for the two years ending March 31, 2002, the fund produced an average annual return of 24.38% compared to an annual return of -11.42% for the S&P 500 and -36.37% for the NASDAQ. The Prudent Safe Harbor Fund return was 8.10% for six months ending March 31, 2002 as the U.S. dollar finally retreated and gold prices rose. We continue to believe that global stock prices will decline dramatically, gold stocks will rise and the U.S. dollar will decline. Our two funds are positioned to benefit handsomely as these trends are realized.

Our confidence in a continued significant stock market decline is based on a three-pronged analysis: 1) Stock market history and the nature of speculative bubbles. 2) Macroeconomic forces, so ably analyzed by my top strategists Doug Noland and Marshall Auerback, and 3) Continued comprehensive analysis of individual companies in an environment where obtaining financing has become increasingly difficult. In addition, many sectors that we see as vulnerable to unfolding developments have enjoyed significant rallies as tech stocks have faltered. As a result, valuations in virtually all sectors remain extended. In our view a secular bear market is well underway, but far from over. The Japanese experience illustrates that secular bear markets can last far longer than once thought. The Nikkei currently trades in the vicinity of 11,500 after peaking near 39,000 more than a decade ago.

Just as Doug Noland predicted, the U.S. economy has proven stronger than many economists projected, thanks to credit excess-induced spending. We do not, however, see this as healthy or the beginning of sustainable recovery. Most of this letter incorporates Doug's analysis, which can be found each week in his
Credit Bubble Bulletin at www.PrudentBear.com.   Doug works diligently to
challenge conventional thinking and go beyond traditional analysis, which we believe is especially valuable in this most extraordinary of environments. If anything, events over the past year have confirmed our view that credit bubble dynamics go far in explaining the genesis and progression of the historical financial and economic developments we are all witnessing. Unfortunately, I am convinced that when this bubble bursts it will lead to the deepest and most protracted recession of the last century.

We have positioned the Prudent Bear and Prudent Safe Harbor Funds to benefit from the conclusion of the credit bubble and the continued secular bear market for stocks. The Prudent Bear Fund continues to have far more short than long exposure, with long positions consisting of gold stocks and small special situations. The Prudent Safe Harbor Fund remains primarily invested in foreign government notes with an allocation to gold stocks and gold bullion.

THE MARKETS

Extraordinary volatility and unusual divergences continue in an acutely unstable stock market. That a virtual collapse in the telecommunications sector can be immediately followed by an 11% one-session gain in the NASDAQ100 is indicative of a seriously impaired marketplace. In the credit market, instability reigns as well. Corporations continue to lose access to the commercial paper market, and the corporate bond market has been closed to many borrowers. At the same time, there has been almost panic buying of Treasury and agency bonds. Today's markets are providing unlimited finance for mortgages and other consumer borrowings, while there seems to be only a trickle available for business investment, again indicating serious marketplace impairment. Only the most die-hard optimist would not recognize how dysfunctional the U.S. financial system has become. The surging gold price and faltering dollar seem to support our view.

THE ECONOMY

First-quarter GDP growth of 5.8% confirms that there has been a strong resumption of borrowing and spending. Retail spending remained relatively robust; extremely easy credit conditions (a bubble throughout mortgage finance) have created a wildly buoyant national housing market, with California and other markets now in dangerous bubbles. Auto sales remain strong, with monthly auto sales data providing great insight into the nature of distorted consumer spending patterns. Stellar performance of the luxury brands is especially eye
opening.   April was the strongest month ever for BMW and Mercedes sales, which are running 17% and 8% above last year's records, respectively, as virtually all luxury models performed exceptionally well. With California traditionally the largest market for luxury autos, this boom has tracks of the Golden State real estate bubble written all over it.

What we are experiencing is not so much an economic recovery as it is the last gasp of a terribly maladjusted bubble economy. Most of the growth in the economy has come from rebuilding inventories and stoking consumer spending, much of it luxury-oriented, or what can be funded from proceeds from home equity loans and refinancing. The consumer has spent money aggressively because financial markets have made borrowing so easy, especially for extricating home equity from inflating home values.

The problem is that the imbalances are growing increasingly problematic, so this is clearly not a case of healthy or sustainable economic growth. There are also troubling signs of heightened risk that inflation may rear its ugly head in goods and services prices. The April ISM (formerly National Association of Purchasing Managers) index showed an 8.4 point jump in "prices paid" to 60.3, the highest level since January 2001. The "prices paid" component rose 18.8 points in two months, and 27.1 points in four months. April's non-manufacturing pricing component jumped from 53 to 59.5. The non-manufacturing "prices" component has surged 21.5 points in four months.

While financial flows have flooded into a problematic mortgage finance bubble, the ongoing technology collapse has taken a decided turn for the worse and is having its own very serious repercussions. It should be increasingly clear that the Fed made a momentous error in responding to the bursting of the technology bubble by accommodating further speculative and credit excess. Such policies only created another larger bubble and an even more precariously imbalanced U.S. economy. It's interesting that such notable economists as Bill Dudley of Goldman Sachs and Stephen Roach from Morgan Stanley have discussed the peril of re-igniting a bubble economy. It's almost as if they've been reading from the script of the "Credit Bubble & Its Aftermath" symposium that we sponsored in September of 1999. Never did we imagine back in 1999 that the credit bubble would still remain so out of control in 2002.

REAL ESTATE BUBBLE

Let's take a moment to discuss a real estate bubble that many of our policymakers claim does not exist. First of all, first quarter existing home sales were on a record pace, with strong price gains in many markets. In California, April median prices jumped to $305,940, surpassing $300,000 for the first time. Prices were 18.8% higher than last year's level. Sales rose 13.1% from year-ago levels, while the inventory of available homes dropped to a noteworthy 2.3 months (compared to 3.5 months one year ago). The median condominium price of $249,820 is 21.5% higher than last year's level, with the sales volumes rising 38.5%. We believe that the real estate bubble and accommodative mortgage finance have been crucial factors in keeping the economy growing.

"Structured finance," or lending related to the government sponsored enterprises ("GSEs" - such as Fannie Mae & Freddie Mac) and mortgage and asset-backed security issuance, has developed into the key monetary transmission mechanism of the real economy. It has, as well, evolved into the key liquidity mechanism for the securities markets. This most unusual of credit mechanisms was largely responsible for last year's uninterrupted flow of easy credit to the mortgage and consumer sectors - providing the true source of the "resiliency" of the U.S. economy in the face of severe financial tumult.

The consensus view is that with deregulation and extraordinary innovation, the U.S. financial system has developed into a modern miracle of "efficient" contemporary finance. The efficiency of directing limited savings to their best opportunities has supposedly allowed our economy to post impressive uninterrupted growth for nearly two decades. For good reason, we are quite skeptical of this view and don't believe in financial miracles. Instead, we see endemic credit excess and the evolution of what we see as a new "Monetary Regime." This Regime has sustained dangerous borrowing, spending, and speculative excess, when a traditional monetary system would have long ago been forced into necessary adjustment. This monetary regime involves the structured finance phenomena that we believe is a major accident waiting to happen.

We believe that the Fed is typically given too much credit for creating liquidity and accommodating economic growth, while the GSEs and the U.S. financial sector (through the structured finance arena) are not credited enough. The process of contemporary liquidity creation is not well understood. It is not appreciated how when a home mortgage is made to an individual and that mortgage is purchased by Fannie Mae, that Fannie creates liquidity as it issues securities and borrows from money market funds. Fannie also creates liquidity when it borrows and purchases existing mortgage securities in the marketplace. But the very financial sector that has been responsible for keeping the U.S. system awash in liquidity since 1998 has built up unprecedented financial leverage, speculative positions, and fragile debt structures. And while the resulting liquidity has played the major role in accommodating the de-leveraging and derivative-related selling associated with the collapse of the technology bubble, the residual has been an only greater degree of leverage and derivative exposure associated with the explosion of GSE debt, mortgage and asset-backed securities, CDOs (collateralized debt obligations), and convertible securities.

Last year, combined credit growth from the GSEs, mortgage-backed, and asset-backed securities surpassed $1 trillion for the first time and was four-fold higher than 1993's level. In fact, the $1.003 trillion borrowed was not only up from 2000's level of $647 billion, but it jumped to 91% of total U.S. non-financial borrowings. This is an amazing statistic.

The combined book of business for Freddie Mac and Fannie Mae surged an incredible $471 billion (20%) during the past year to $2.83 trillion. This compares to the $262 billion expansion during the preceding 12 months. During the past 36 months, their combined book of business has jumped $953 billion, or 51%. We know of no comparable episode of credit excess in history.

Year-to-date sales of asset-backed securities of $109 billion are now running up 16% from last year's record issuance. Home-equity loan securitizations are 68% above last year's record pace. The auto-backed securitization boom runs unabated, with year-to-date issuance of $31.2 billion up 33% from 2001. While the financial system looks askance at financing business investment, there remains virtually unlimited finance available to fuel consumption.
Consequently, our poor trade position is poised to get worse.

While it has not been an issue thus far, there is inevitably a problem when foreign finance fuels a consumption-based economic expansion. In the case of the U.S., foreign-sourced financial flows have become an integral aspect of our contemporary monetary regime. After a long series of financial crises elsewhere, and with the Fed and GSE's overly successful efforts to sustain the evolving U.S. "structured finance" regime, U.S. securities markets became the "darling" ("safe haven") of the speculating community. Wild excesses throughout "structured finance" became the key transmission mechanism distorting both financial markets and the economy. Ironically, the fragility of the dysfunctional global financial architecture has only played into the hands of the expanding U.S. consumer-centric Credit Bubble and the evolving "structured finance" Monetary Regime.

Each brush with financial crisis the United States has faced over the past decade has only worked to sustain the evolving bubble. The consequence has been greater credit excess, and the development of an unstable monetary regime and bubble economy. As an example, the U.S. financial system suffered a brief liquidity crisis when the system was "seizing up" back in October 1998. But since that time an unrelenting flood of GSE and "structured finance"-induced liquidity has besieged the system. Credit growth exploded, the consumer spent more money, and the economy roared back. However, the response to the 1998 crisis ensured excessive credit growth to business and over liquefied markets generally. This ignited the Internet and telecom bubbles, and a NASDAQ rally where the NASDAQ100 advanced by 86%. Once again, more extreme imbalances were imparted that will now need to now be corrected. Commensurate with worsening imbalances, each correction will require even greater dislocation and pain to work off.

The nature of the problem is that destabilizing speculative financial flows are always poised to fund credit excess one way or the other, one sector or another; it is only a case of in what sectors and to what negative consequence. Throughout SE Asia, malinvestment in manufacturing sectors was the most extreme inflationary manifestation emanating from excessive foreign finance. In countries such as Argentina and the U.S., with higher labor costs and generally uncompetitive currencies, the "hot money" played differently with divergent consequences.

ARGENTINA'S LESSON

Contrary to conventional wisdom, the problem in Argentina was not a short-term break in investor confidence, but rather a collapse assured by enormous speculative financial flows and the resulting maladjustments due to a dysfunctional Monetary Regime. This regime had been adopted specifically to ensure stability, but instead it spawned acutely fragile debt structures and extreme financial and economic imbalances. Because of the gross imbalances, there was no avoiding the disastrous consequences to the real economy. Argentina's economy is well into its fourth year of recession and today is in virtual economic collapse. The banking system has effectively stopped functioning.

While the forces and causes involved are numerous and complex, the bottom line is that its once acclaimed Monetary Regime has imploded. Argentina is left today without a functioning credit system and as a result is in financial chaos.

Even though many might view a comparison between the U.S. financial system and Argentina's as irrelevant, both experienced fundamental changes to their respective domestic credit systems. These changes, interacting with wildcat global speculative finance, nurtured credit bubbles that then evolved into precarious and untenable Monetary Regimes.

The Argentines adopted a monetary regime where they linked their currency to the U.S. dollar. The government debt market provided the key mechanism for channeling liquidity into the financial markets and economy. The economy boomed as a massive credit bubble developed. While nominal GDP expanded by a very healthy 26% over five years, total public debt quietly surged a whopping 79%. What should have been an obvious credit bubble - and could have been made clear by a simple chart of government debt growth - was disguised by "impressive" GDP expansion.

On the surface, all looked fine. Although rapid spending and income growth were in reality inflationary manifestations, they were at the same time (as they are today in the U.S.) the key variables identified as evidence of economic well being. These seductive forces imbued perceptions of a healthy expansion that incited additional foreign finance (Remember: CREDIT EXCESS BEGETS CREDIT EXCESS). Plentiful liquidity allowed the government to spend freely and to privatize ("monetize") state assets, while the perception of endless liquidity took firm hold. With ultra-easy credit availability, Argentine governments, households, and corporations borrowed freely in foreign currencies and a bubble economy expanded with all appearances of a sound and sustainable prosperity. Confidence in the new Monetary Regime ran high throughout, with unsustainable borrowing and spending rising accordingly. It was a textbook Credit Bubble fueling a bubble economy and, as is typical, there was a key new "wrinkle" that made it all somehow appear reasonable.

As time went on, Argentina was adopted as the favored emerging market, while previous IMF concerns as to the long-term viability of its pegged currency system dissipated. This allowed the country to float large issues of medium and longer maturity debt on world credit markets at comparatively modest spreads
over US Treasuries.   Against a global backdrop of over liquefied financial
markets and intense speculative impulses, Argentina's Monetary Regime (that very effectively constrained domestic inflationary credit creation) had a major unintended consequence of inciting a flood of foreign finance.

It should be recognized that NEW MONETARY REGIMES GENERALLY PERFORM VERY WELL INITIALLY. The vaunted features of the system attract foreign finance, while a revived credit mechanism fuels expansion and the positive feedback of changing market perceptions. This initial success naturally foments disregard for longer-term sustainability issues, while discrediting the cautious and more vocal "naysayers." The initial financial players are rewarded handsomely for accepting the risk of the new Regime and - especially in this extraordinary environment - performance-chasing speculative finance arrives in waves. The money simply pours in. Monetary disorder is imparted, and the character and stability of the system is forever altered.

Interestingly, like in the U.S., inflationary effects of this foreign-sourced liquidity were not of the traditional pressures on consumer prices. The effects increased asset prices and stimulated commerce. They were thus off the radar screen of policymakers and financial players, as there exists no constituency against asset price inflation. The government was happy to borrow, and global financial players were ecstatic to buy government bonds dominated in dollars with a significant spread to U.S. interest rates. So foreign finance flowed freely, system debt grew rapidly, and financial and economic imbalances escalated exponentially.

No one contemplated a reversal of the speculative foreign flows. And the greater the accumulation of foreign liabilities, the more the Monetary Regime became "too big to fail." Total commitment to sustaining an unsustainable system did
work to keep the "hot money" in the game a while longer.   However, disregard of
the obvious is a rather strange dynamic of our time. After all, we have by now seen such processes in action again and again, and it should be very clear to policymakers that attentive speculators are keen to aggressively play above-market yields, various spreads, or any other "trade" made attractive by government policies. It is not rocket science to appreciate that such flows are specifically not sustainable and will, in fact, generally reverse abruptly and problematically at some point.

It should be appreciated that - instead of being merely a possibility - financial history tells us clearly that a reversal of foreign flows is inevitable. That which can't go on forever doesn't. Regrettably, the consequence for Argentina of allowing the accumulation of immense foreign liabilities was the cataclysmic effect of the reversal of global flows. It hit especially fragile debt structures and an economy with little wherewithal to generate sufficient cash flows. Yet, only with the reversal of these vital flows and consequent faltering liquidity did it then become a critical issue that there was little economic wealth producing capacity underpinning all the accumulated debt. These are precisely the dynamics that we find most disconcerting in the U.S. today.

As was the case throughout SE Asia and Russia beforehand, when the "hot money" headed for the door and the derivative players were forced simultaneously to aggressively sell the underlying currency (dynamic hedging) to hedge exposure on the derivative "protection" they had written, collapse was virtually assured.

There is ONE CRITICAL LESSON TO BE TAKEN FROM THE ARGENTINA EXPERIENCE: it is a grievous policy error to adopt a monetary structure that is unsustainable over the longer-term and vulnerable to implosion, no matter how immediately expedient. When it comes to monetary policymaking, conservatism must overrule seductive experimentalism.

BACK IN THE U.S.A.

We have more conviction than ever that the U.S. is in the midst of an historic monetary experiment run amuck. With similarities to Argentina but on a much grander scale, the U.S. system has developed a monetary structure/"regime" that, while politically expedient, is nonetheless unsustainable. The authorities have repeatedly refused to address underlying problems, choosing instead the short-term monetary fixes necessary to sustain the maladjusted boom. However or wherever credit growth could be stimulated, policy has been to just keep it flowing and worry about the consequences later. In the recent highly unstable character of financial markets and the grossly imbalanced U.S. economy, we see indications that things could soon be coming to a head - we may finally be forced to face the tragic consequences of these choices.

For Argentina, the government debt market provided the key mechanism for channeling liquidity into the financial markets and economy, while for the U.S. such processes have been (especially post-tech bubble) increasingly dominated by mortgage and consumer finance. The key is to appreciate that over time these flows impose distinct monetary processes, and any contraction or reversal of this finance can have profound ramifications for the functioning of a liquidity-dependent financial system and economy.

In the U.S., financial, political and social forces impart a significant inflationary bias throughout household mortgage finance. The strong American sentiment against federal government deficits is nonexistent when it comes to mortgage debt creation. And, as we have witnessed, these inflationary pressures have only thus far been emboldened by heightened financial fragility.

Our greatest concerns with respect to U.S. Credit Bubble developments over the past few years relate to the evolution of an untenable "structured finance" Monetary Regime. For some time, the "de-industrialized" U.S. economy has won the undivided affections of global speculative finance by default and otherwise. A new Monetary Regime was covertly adopted - with the capacity for the GSEs, Wall Street, credit insurance, and derivative markets to produce endless "safe" and liquid top-rated agency debt, unlimited "Triple-A" rated mortgage and asset-backed securities, etc. - that ensured sufficient credit to stimulate spending and the appearance of a stable and resilient economy. The aggressive U.S. financial sector could both create its own liquidity and incite what at times has seemed an insatiable demand for the dollars flooding the global economy.

Somewhere along the line, this Regime became much too big to fail, and this fact only emboldened the global financial community that looks confidently to the Federal Reserve and GSEs to guarantee liquidity. The upshot has been an unprecedented explosion of non-productive debt, along with an underlying maladjusted economy with little capacity for generating sufficient cash flows when these speculative flows inevitably reverse. Like Argentina, we see in the U.S. all the necessary ingredients for an inevitable run against U.S. financial
claims.   Again paralleling Argentina, debt growth has greatly surpassed GDP growth, while consumption and not true economic investment has been driving economic "output." In our case, the greatest excesses have been in financial sector borrowings, primarily with the explosion of credit throughout "structured finance." Over the four years between 1997-2000, nominal GDP expanded by about 26%, while financial credit expanded 70%. Over this period, GSE debt grew by 99%, while outstanding asset-backed securities grew 114%.

Unprecedented current account deficits exceeding 4% of GDP have been the most conspicuous manifestation of U.S. consumption-based credit excess. For years, there has been blind faith that the U.S. would always maintain its status as the favored home for global finance. Even today, to question that all this foreign-sourced finance might someday tire of accumulating U.S. financial claims (and may even decide to sell a few) is tantamount to lunacy. We disagree, and this is why we formed the Prudent Safe Harbor Fund. Admittedly, up to this point the Federal Reserve has enjoyed the luxury of a strong dollar and what has seemingly been the markets' insatiable appetite for U.S. securities.

We don't expect these luxuries to continue for much longer, and we view the current conviction that the Fed will always maintain control over systemic liquidity as extremely dangerous. In Argentina, while foreign finance was forthcoming, the government bond market had all appearances of sustainable liquidity. This illusion, however, abruptly evaporated into devastating illiquidity and market dislocation.

We see a problem commencing with the faltering dollar. Foreign finance, having evolved to play such an instrumental role in funding our economy's growth, appears to be growing increasingly nervous. Recent data indicates that foreigners may now be less willing to finance our enormous current account deficits. The Treasury's monthly report of "Foreign Purchases and Sales of U.S. Long-Term Securities" shows net monthly inflows into U.S. securities averaged $53.6 billion during the fourth quarter and $42 billion for all of 2001. For the first two months of 2002, net flows have ebbed markedly to $14.6 billion. After being net monthly buyers of $12.7 billion in Treasuries during the fourth quarter, foreigners have turned sellers to the tune of $8.5 billion. During 2001, foreign-sourced purchases accounted for a monthly average of $13.8 billion of agency bonds and $19.7 billion of U.S. corporates. So far for 2002, these average monthly inflows have dropped to $5.1 billion and $11.4 billion. Foreigners purchased a net $2.4 billion of stocks each month last year, but have averaged only $638 million so far this year.

THE DISAPPEARANCE OF THE GUARDIAN

We now expect credit losses to play an increasingly destabilizing role for the U.S. financial sector and dollar. Over many years our contemporary credit mechanism has DRIFTED TOWARD A FINANCIAL SYSTEM IN WHICH CREDIT HAS NO GUARDIAN. This systemic problem finally appears to be coming home to roost, and with interest rates at 1.75% the Fed has little leeway. As the legendary credit authority Henry Kaufman warned:

  "The integrity of credit is being chipped away by a financial revolution that is helping to lower credit standards and muting the responsibilities of both debtors and creditors.

  We began moving in this direction when deposit insurance was legislated in the 1930s. This measure, generally laudable when viewed against the financial disaster of that period, removed the disciplining link between the creditor of the financial institution (that is, the depositor) and the institution itself. Increased "securitization" of credit obligations is another development that has had unfortunate consequences, as what was a "private" loan becomes part of a "public" marketable security. This further loosens the link between creditor and borrower. Credit derivatives also accomplish the same loosening. These are complicated instruments that protect a holder from the risk of default and therefore remove that risk from the lender. In a non-marketable relationship, the creditor is tied to the borrower for the life of the loan; of necessity, under these circumstances, credit scrutiny at the inception of a loan or investment is likely to be quite intensive. The same degree of credit investigation is not likely to take place when the relationship between lender and borrower is to be temporary.

  In a securitized arrangement, many market participants fail to distinguish between the essence of liquidity and marketability. Liquidity means being able to dispose of a financial asset at par, or close to it, while marketability provides the holder an opportunity to sell at some price.
  The illusion of marketability is that holders believe they will be able to sell their investments before a significant deterioration in credit quality is generally perceived. Thus the initial pressure to be highly circumspect in the creation of the obligation is absent. A world of relatively unrestrained credit growth is also encouraged by the use of credit lines and guarantees. These assurances lead investors to make commitments based on the strength of the guarantor and not on that of the borrower. The heroes of credit markets without a guardian are the daring - those who are ready and willing to exploit financial leverage, risk the loss of credit standing, and revel in the present casino-like atmosphere of the markets."
  - Henry Kaufman, Interest Rates, the Markets, and the New Financial World
  (1986).

The above insights from Dr. Kaufman are especially pertinent, with the "long-run consequences of market, regulatory, and legislative changes" he warned of in 1986 having finally arrived. Henry Kaufman was indeed ahead of his time.

DERIVATIVES

In our view, the systemic debt problems we are experiencing are magnified with the addition of derivatives to the equation. Outstanding credit derivatives have increased more than five-fold in just four years. Analyzing this extraordinary macro environment in its simplest terms, credit growth engenders economic expansion. This expansion - in the contemporary financial world of unharnessed credit and extraordinary speculative impulses - sets in motion self-feeding credit and speculative excess. During the boom, derivatives play a critical role in the perception of enhanced risk management, which occasions risk-taking and heightened general credit availability. Derivatives also play a major role in fostering financial sector leveraging and speculative trading, instrumental factors fueling the unsustainable bubble demand for securities, while over time creating acute financial fragility. Derivatives greatly accentuate the boom, only later to play an instrumental role in exacerbating the bust.

As was experienced in SE Asia and Russia, it is precisely when the risk of a bursting financial bubble begins to manifest (in their cases with higher interest rates and increased "premiums" for writing credit and currency "insurance) that a booming speculative market takes hold between those looking to off-load risk accumulated during the boom and the captive audience of speculators believing they can profit handsomely by taking the other side of these trades (the hefty premiums available from insuring against risk). It is this final "bundling" of untenable risk in weak hands that sets the stage for eventual collapse.

When the "hot money" heads for the door and the derivative players are forced simultaneously to aggressively sell the underlying currency (dynamic hedging) to hedge exposure on the derivative "protection" they have written, collapse is virtually assured. Authorities, hoping to avoid such a scenario at all cost, in actuality nurture dynamics that over time ensure that speculative holdings and corresponding derivative exposure become so enormous that there is simply no avoiding serious market dislocation when the inevitable reversal comes.

The unfolding TELECOM DEBT COLLAPSE is an historic development and, alarmingly, the amount of debt involved dwarfs the Russian debacle. And while it has received virtually no attention in the general or financial media, recent weeks have witnessed what appears to be a major dislocation in the credit derivatives area. In this regard, this is uncomfortably reminiscent of the initial complacent attitude held by U.S. investors to the unfolding SE Asian and Russian crises. At the same time, it appears that currency markets do have a keen appreciation of the seriousness of the unfolding U.S. risk.

First of all, there is major problem when an enormous industry (or economy) is comprised of negative cash flow companies. Recently, as credit derivative players have been forced to scramble to sell short telecom bonds to hedge their escalating exposure to industry defaults, already scant liquidity quickly evaporates. Faltering liquidity then occasions the next marginal company losing access to finance, with default then a likely possibility. The domino collapse gains momentum, and it becomes a panic for those that have been merrily pocketing premiums for writing default insurance. With the market for default protection in increasing dislocation, the debt market that is the life-source for the hopelessly cash-flow deficient telecommunications industry quickly grinds to a halt (too many sellers and few buyers).

For leveraged players in need of finance, this is the kiss of death. Sinking equity prices are a consequence of industry illiquidity, and it should be appreciated how stock market disarray further augments general industry collapse. Derivative players that were selling default protection for pennies on the dollar (believing their derivative book was diversified, that only a fraction of industry debt would eventually default, and that recoveries from these limited number of bankruptcies would be significant) are now faced with a much different equation: a general industry collapse and the possibility of upwards of a dollar of loss on a dollar of insurance written (as opposed to pennies!). Credit loss models can be thrown out the window as potential losses quickly grow exponentially.

The key to recognizing the great risk to U.S. financial markets developing back in 1998 with the Russian collapse was to appreciate the unfolding impairment of the leveraged players - how a vulnerable leveraged speculating community irreparably linked various markets, and that these players had become instrumental to the liquidity position of U.S. securities markets. A serious impairment of the speculators in one market became a problem for all markets, and posed especially acute risk for the dollar and the grossly over leveraged U.S. credit system.

We believe this dynamic likely holds true today, although in a somewhat different form. We fear the dangerous leverage (and link) today is not as much gross LTCM-type leveraging in securities markets, but a similarly dangerous "leveraging" of risk in global derivatives markets. Especially post-WTC, there are impaired financial players throughout the global "insurance" industry, and additional losses in credit derivatives hold the clear possibility of pushing some into insolvency (if they are not already there). We see a problematic situation where credit risk has been "bundled" and placed with especially weak (and rapidly weakening) hands. The enormity of the problem immediately raises the issue of counterparty risk, and any time counterparty exposure becomes a major issue it poses a clear and present danger to systemic stability.

The ongoing collapse of the telecom/technology bubble will result in unprecedented credit losses. The Fed has responded aggressively to the bursting tech bubble by accommodating a much larger bubble. Importantly, this latest round of Fed and GSE "reliquefication" is directing credit and speculation predominately to consumer and mortgage debt. We'll go on the record as predicting that real estate credit losses - particularly in the precarious California housing bubble - will eventually significantly surpass telecom losses. Regrettably, Fed policies and the resulting market dynamics are ensuring this outcome. With market perceptions that the Fed will hold rates low, speculative finance is providing unlimited cheap credit throughout mortgage finance. As conspicuous as this bubble has become, Wall Street "research" departments are busy creating propaganda arguing against the bubble hypothesis. And with speculative interest and resulting credit excesses in high gear, Wall Street is heartened with the reality that this mortgage finance bubble has room to run. This also buttresses general market complacency.

THE KEY ISSUE - DOLLAR RISK

So this brings us to the key issue of dollar risk. Our hunch is that this is precisely where the wildness lurks, and recent market action supports this view. We sense that there is not much appreciation for the character of the most recent Fed/GSE "reliquefication" or its ramifications. The post-Russia/LTCM systemic bailout (and Credit Bubble), of course, ushered in an historic technology bubble. This, importantly, acted as a magnet for global speculative financial flows, perversely imparting strength to a dollar that should have been vulnerable in the face of unprecedented and reckless domestic credit excess.

Moreover, with lenders and speculators favoring the U.S. consumer over the lowly producer, the prospect of a marked deterioration in the U.S.' s overall trade position appears virtually assured. 2002 is no 1999. The halcyon days of the Fed enjoying the luxury of a strong dollar have ended.

The nearer and longer-term risks emanating from Fed policies and U.S. financial sector practices are clearly with the dollar. And while a case can be made that the telecom debt collapse is a global phenomenon and not a U.S. dollar issue, we are not so sure. The Russian collapse was transmitted to the U.S. securities markets through the hedge funds and global speculators. Today, we fear that the transmission mechanism may prove to be through the derivative players comprising the global swaps market.

It is certainly our belief that credit derivatives written by offshore financial players have played an instrumental role throughout U.S. structured finance (transforming risky loans into "safe" money and highly-rated securities). It has been demand for these top-rated securities (at least partially financed with foreign-sourced borrowings) that has supported the dollar, and any development that impairs the writers of these derivatives would pose risk to dollar stability.

It is not hyperbole to proffer that the derivatives industry is looking increasingly like a potentially cataclysmic accident. In an example of how the complexion of risk has changed of late, the Wall Street firms are now faced with the indefinite prospect of scores of attorneys licking their chops from an ever-lengthening list of misdeeds. Wall Street must now manage its various risks especially carefully. There is also what must be a festering issue of enormous losses lurking out there somewhere in equity derivatives. Adding insult to injury, the gold derivative market has also turned rather inhospitable to any derivative player short bullion or gold stocks. And then there are hints of unfolding tumult and losses in the obscure world of convertible arbitrage.

We are witnessing a dysfunctional system having set course for a serious financial accident. The U.S. bubble economy requires continuing credit excess to sustain boom-time demand and to maintain inflated asset prices. The bubble within the credit system depends on significant continued expansion from an increasingly impaired financial sector to sustain liquidity for our securities-based credit system. Our fear is that the great U.S. credit bubble is
approaching an historic crossroads.   Rampant GSE credit excess has run unabated
for three years, imparting only increasingly destabilizing forces including a real estate Bubble. The Fed has similarly largely shot its bullets in the process of fostering only greater financial excesses. So when the final bubble now running rampant throughout consumer and mortgage finance runs its course, we fear major financial and economic dislocations are unavoidable. A vulnerable dollar appears to provide a potential catalyst for an imminent piercing of the credit bubble.

In conclusion, we expect the second half of the year to result in extreme disappointment for investors as the credit bubble we have spoken about for several years comes to an end. Warn those you care about to carefully evaluate the "bear case" which we have prepared at www.prudentbear.com.

Sincerely,

/s/David W. Tice

David W. Tice

The Prudent Bear Fund no-load shares total return for the 12 months ending March 28, 2002 was 1.70%. Its average annual return for 3 and 5 years ending March 28, 2002 was 9.51% and -6.66% respectively, and -6.91% since inception (December 29, 1995). The Prudent Safe Harbor Fund total return for the 12 months ending March 28, 2002 was 14.84% and 1.62% since inception (February 2, 2002). Performance figures include the reinvestment of all dividends and capital gains. Investment returns will fluctuate, and when redeemed, shares may be worth more or less than their original cost. Past performance does not guarantee future results.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2002
(UNAUDITED)

                                                    PRUDENT BEAR   PRUDENT SAFE
                                                        FUND       HARBOR FUND
                                                    ------------   ------------
ASSETS:
   Investments, at value (cost $172,959,898
     and $38,241,706, respectively)                  $181,971,883  $40,951,936
   Cash                                                 4,693,111        1,047
   Deposit at brokers for short sales                   4,171,962           --
   Receivable from broker for proceeds
     on securities sold short                         100,903,323           --
   Receivable for investments sold                      2,076,131           --
   Capital shares sold                                  1,152,617    3,066,867
   Dividend receivable                                     60,856           --
   Interest receivable                                  1,032,072      955,043
   Other assets                                            55,898       15,097
                                                     ------------  -----------
   Total Assets                                       296,117,853   44,989,990
                                                     ------------  -----------

LIABILITIES:
   Securities sold short, at value (Proceeds of
     $102,101,181 and $0, respectively)                99,932,584           --
   Payable for securities purchased                       896,742    1,875,203
   Payable for futures contracts                          283,750           --
   Capital shares redeemed                                138,345       28,370
   Payable to Adviser                                     203,364       13,264
   Dividends payable on short positions                    80,462           --
   Income distribution payable                                 --           --
   Accrued expenses and other liabilities                 271,766       67,052
                                                     ------------  -----------
   Total Liabilities                                  101,807,013    1,983,889
                                                     ------------  -----------
NET ASSETS                                           $194,310,840  $43,006,101
                                                     ------------  -----------
                                                     ------------  -----------
NET ASSETS CONSIST OF:
   Capital stock                                     $267,772,557  $40,139,811
   Accumulated undistributed net realized loss
     on investments sold, securities
     sold short, option contracts expired
     or closed, and foreign currencies                (85,234,438)     159,596
   Net unrealized appreciation (depreciation) on:
       Investments                                      9,011,985    2,710,230
       Foreign currencies                                     659       (3,536)
       Short positions                                  2,168,597           --
       Futures contracts                                  591,480           --
                                                     ------------  -----------
TOTAL NET ASSETS                                     $194,310,840  $43,006,101
                                                     ------------  -----------
                                                     ------------  -----------
NO LOAD SHARES:
   Net Assets                                        $192,089,191  $43,006,101
   Shares outstanding (250,000,000 shares
     of $.0001 par value authorized)                   36,761,734    4,317,539
   Net Asset Value, Redemption Price
     and Offering Price Per Share                    $       5.23  $      9.96
                                                     ------------  -----------
                                                     ------------  -----------
CLASS C SHARES:
   Net Assets                                        $  2,221,649
   Shares outstanding (250,000,000 shares
     of $.0001 par value authorized)                      432,136
   Net Asset Value, Redemption Price
     and Offering Price Per Share                    $       5.14
                                                     ------------
                                                     ------------

                     See notes to the financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2002
(UNAUDITED)

                                                     PRUDENT BEAR  PRUDENT SAFE
                                                         FUND       HARBOR FUND
                                                     ------------  ------------
INVESTMENT INCOME:
   Interest income                                   $  2,838,207   $  400,006
   Dividend income on long positions
     (net of foreign taxes withheld of $13,314
     and $0, respectively)                                195,677       54,220
                                                     ------------   ----------
   Total investment income                              3,033,884      454,226
                                                     ------------   ----------
EXPENSES:
   Investment advisory fee                              1,139,700      114,642
   Administration fee                                      78,719       24,686
   Shareholder servicing and accounting costs             169,404       47,460
   Custody fees                                            72,385        9,070
   Federal and state registration                          24,702       15,058
   Professional fees                                       45,451       32,903
   Distribution expense - No Load shares                  225,554       38,214
   Distribution expense - Class C shares                    9,516           --
   Reports to shareholders                                 24,762        3,309
   Directors' fees and expenses                             2,117        1,099
   Insurance expense                                       19,937          483
                                                     ------------   ----------
   Total operating expenses before expense
     reductions, expense reimbursements
     and dividends on short positions                   1,812,247      286,924
   Expense reductions (See Note 5)                        (47,595)          --
   Expense reimbursement from Advisor                          --      (57,640)
   Dividends on short positions (net of foreign
     taxes withheld of $2,943 and $0, respectively)       328,025           --
                                                     ------------   ----------
   Total expenses                                       2,092,677      229,284
                                                     ------------   ----------
NET INVESTMENT INCOME                                     941,207      224,942
                                                     ------------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on:
       Long transactions                               (1,539,982)     190,419
       Short transactions                             (10,155,410)          --
       Option contracts expired or closed             (14,368,574)          --
       Futures contracts closed                        (1,411,539)          --
       Foreign currency translation                        (1,542)         771
                                                     ------------   ----------
       Net realized gain (loss)                       (27,477,047)     191,190

   Change in unrealized
     appreciation (depreciation) on:
       Investments                                     16,552,531    2,226,962
       Short positions                                (19,252,108)          --
       Futures contracts                                  628,480           --
       Foreign currency                                      (231)     (15,188)
                                                     ------------   ----------
       Net unrealized gain (loss)                      (2,071,328)   2,211,774
                                                     ------------   ----------
   Net realized and unrealized gain (loss)
     on investments                                   (29,548,375)   2,402,964
                                                     ------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                          $(28,607,168)  $2,627,906
                                                     ------------   ----------
                                                     ------------   ----------

                     See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                            PRUDENT BEAR FUND                     PRUDENT SAFE HARBOR FUND
                                                  -------------------------------------    -------------------------------------
                                                  SIX MONTHS ENDED       YEAR ENDED        SIX MONTHS ENDED        YEAR ENDED
                                                   MARCH 31, 2002    SEPTEMBER 30, 2001     MARCH 31, 2002     SEPTEMBER 30, 2001
                                                  ----------------   ------------------    ----------------    ------------------
                                                    (UNAUDITED)                              (UNAUDITED)
OPERATIONS:
   Net investment income                           $    941,207          $  5,617,319         $   224,942         $   247,331
   Net realized gain (loss) on:
       Long transactions                             (1,539,982)            2,521,861             190,419             (64,065)
       Short transactions                           (10,155,410)           29,542,860                  --                  --
       Option contracts expired or closed           (14,368,574)           30,234,796                  --                  --
       Futures contracts closed                      (1,411,539)           14,142,649                  --                  --
       Foreign currency translation                      (1,542)                 (593)                771              (6,131)
   Change in unrealized appreciation
     (depreciation) on:
       Investments                                   16,552,531            (9,710,424)          2,226,962             539,694
       Short positions                              (19,252,108)           14,850,790                  --                  --
       Futures contracts                                628,480            (1,811,495)                 --                  --
       Foreign currency                                    (231)                1,570             (15,188)             12,336
                                                   ------------          ------------         -----------         -----------
   Net increase (decrease) in net assets
     resulting from operations                      (28,607,168)           85,389,333           2,627,906             729,165
                                                   ------------          ------------         -----------         -----------
DISTRIBUTIONS TO
  NO LOAD SHAREHOLDERS:
   FROM NET INVESTMENT INCOME                        (4,724,746)           (7,711,412)           (324,932)           (190,263)
   FROM NET REALIZED GAINS                                   --                    --             (12,167)                 --
                                                   ------------          ------------         -----------         -----------
   TOTAL DISTRIBUTIONS                               (4,724,746)           (7,711,412)           (337,099)           (190,263)
                                                   ------------          ------------         -----------         -----------
DISTRIBUTIONS TO
  CLASS C SHAREHOLDERS:
   FROM NET INVESTMENT INCOME                           (64,109)              (30,803)                 --                  --
                                                   ------------          ------------         -----------         -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                        204,473,933           337,595,735          23,884,121          43,865,227
   Shares issued to holders in
     reinvestment of dividends                        4,142,052             6,937,599             312,554             171,437
   Cost of shares redeemed                         (166,115,279)         (391,177,876)         (7,814,821)        (21,663,753)
                                                   ------------          ------------         -----------         -----------
   Net increase (decrease) in net assets
     resulting from capital share transactions       42,500,706           (46,644,542)         16,381,854          22,372,911
                                                   ------------          ------------         -----------         -----------
TOTAL INCREASE IN NET ASSETS                          9,104,683            31,002,576          18,672,661          22,911,813
NET ASSETS:
   Beginning of period                              185,206,157           154,203,581          24,333,440           1,421,627
                                                   ------------          ------------         -----------         -----------
   End of period (including undistributed
     net investment income (loss) of $0,
     $3,603,277, $0, and $(9), respectively)       $194,310,840          $185,206,157         $43,006,101         $24,333,440
                                                   ------------          ------------         -----------         -----------
                                                   ------------          ------------         -----------         -----------

                     See notes to the financial statements.

PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each period.

                                                    NO LOAD       NO LOAD       NO LOAD       NO LOAD
                                                     SHARES        SHARES       SHARES        SHARES
                                                   SIX MONTHS       YEAR         YEAR          YEAR          YEAR          YEAR
                                                     ENDED         ENDED         ENDED         ENDED        ENDED         ENDED
                                                   MARCH 31,     SEPT. 30,     SEPT. 30,     SEPT. 30,    SEPT. 30,     SEPT. 30,
                                                      2002          2001         2000          1999          1998          1997
                                                      ----          ----         ----          ----          ----          ----
                                                  (UNAUDITED)

Per Share Data:

   Net asset value, beginning of period               $6.31         $3.93        $4.51         $7.34         $7.29         $8.88
                                                      -----         -----        -----         -----         -----         -----

 Income from investment operations:
   Net investment income(1)<F1>(2)<F2>                 0.03          0.17         0.18          0.19          0.29          0.62
   Net realized and unrealized
     gains (losses) on investments                    (0.97)         2.44        (0.62)        (2.82)        (0.01)        (2.06)
                                                      -----         -----        -----         -----         -----         -----
   Total from investment operations                   (0.94)         2.61        (0.44)        (2.63)         0.28         (1.44)
                                                      -----         -----        -----         -----         -----         -----

Less distributions from net investment income         (0.14)        (0.23)       (0.14)        (0.20)        (0.23)        (0.15)
                                                      -----         -----        -----         -----         -----         -----

Net asset value, end of period                        $5.23         $6.31        $3.93         $4.51         $7.34         $7.29
                                                      -----         -----        -----         -----         -----         -----
                                                      -----         -----        -----         -----         -----         -----

Total return                                         -14.74%(7)     68.78%       -9.55%       -36.17%         3.66%       -16.44%
                                                            <F7>

Supplemental data and ratios:
   Net assets, end of period (000's)               $192,089      $183,797     $153,336      $220,462      $173,691       $26,500
   Ratio of net operating expenses
     to average net assets(3)<F3>                      1.93%(4)(6)   1.97%        1.83%(4)      1.97%         2.08%         2.59%
                                                           <F4><F6>                    <F4>
   Ratio of dividends on short positions
     to average net assets                             0.36%(6)      0.33%        0.28%         0.28%         0.28%         0.34%
                                                            <F6>
   Ratio of net investment income
     to average net assets                             1.04%(6)      3.68%        4.48%         4.09%         4.34%         7.75%
                                                            <F6>
   Portfolio turnover rate(5)<F5>                    123.65%       386.40%      417.53%       536.56%       480.25%       413.25%

(1)<F1> Net investment income before dividends on short positions for the No Load Shares for the periods ended March 31, 2002, September 30, 2001, September 30, 2000, September 30, 1999, September 30, 1998 and September 30, 1997 was $0.04, $0.19, $0.19, $0.21, $0.30 and $0.65,
          respectively.
(2)<F2> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)<F3> The net operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the No Load Shares for the periods ended March 31, 2002, September 30, 2001, September 30, 2000, September 30, 1999, September 30, 1998 and September 30, 1997 was 2.29%, 2.30%, 2.11%, 2.25%, 2.36% and 2.93%,
          respectively.
(4)<F4> The net operating expense ratio includes expense reductions for soft dollar credits. The ratio excluding expense reductions for the No Load Shares for the periods ended March 31, 2002 and September 30, 2000 were 1.98% and 1.93%, respectively.
(5)<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(6)<F6>   Annualized.
(7)<F7>   Not annualized.

                     See notes to the financial statements.

Selected per share data is based on a share of beneficial interest outstanding throughout each period.

                                                     CLASS C SHARES                                              CLASS C SHARES
                                                       SIX MONTHS        CLASS C SHARES     CLASS C SHARES    FEB. 8, 1999(1)<F8>
                                                         ENDED             YEAR ENDED         YEAR ENDED            THROUGH
                                                     MARCH 31, 2002      SEPT. 30, 2001     SEPT. 30, 2000       SEPT. 30, 1999
                                                     --------------      --------------     --------------    -------------------
                                                      (UNAUDITED)
Per Share Data:

   Net asset value, beginning of period                   $6.23               $3.88              $4.49                $4.78
                                                          -----               -----              -----                -----

Income from investment operations:
   Net investment income(2)<F9>(3)<F10>                    0.01                0.14               0.15                 0.09
   Net realized and unrealized
     gains (losses) on investments                        (0.97)               2.40              (0.62)               (0.38)
                                                          -----               -----              -----                -----

   Total from investment operations                       (0.96)               2.54              (0.47)               (0.29)
                                                          -----               -----              -----                -----

Less distributions from net investment income             (0.13)              (0.19)             (0.14)                  --
                                                          -----               -----              -----                -----

Net asset value, end of period                            $5.14               $6.23              $3.88                $4.49
                                                          -----               -----              -----                -----
                                                          -----               -----              -----                -----

Total return                                             -15.27%(4)<F11>      67.41%            -10.33%               -6.07%(4)<F11>

Supplemental data and ratios:
   Net assets, end of period (000's)                     $2,222              $1,409               $868                 $207
   Ratio of net operating expenses
     to average net assets(5)<F12>                         2.68%(6)(7)         2.72%              2.58%(6)             2.74%(7)
                                                              <F13><F14>                              <F13>                <F14>
   Ratio of dividends on short positions
     to average net assets                                 0.36%(7)<F14>       0.33%              0.28%                0.32%(7)<F14>
   Ratio of net investment income
     to average net assets                                 0.29%(7)<F14>       2.93%              3.73%                3.25%(7)<F14>
   Portfolio turnover rate(8)<F15>                       123.65%             386.40%            417.53%              536.56%

(1)<F8>   Commencement of operations.
(2)<F9> Net investment income before dividends on short positions for the Class C Shares for the periods ended March 31, 2002, September 30, 2001, September 30, 2000 and September 30, 1999 was $0.02, $0.16,
          $0.15 and $0.09, respectively.
(3)<F10> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)<F11>  Not annualized.
(5)<F12> The net operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the Class C Shares for the periods ended March 31, 2002, September 30, 2001, September 30, 2000 and September 30, 1999 was 3.04%, 3.05%, 2.86% and
          3.06%, respectively.
(6)<F13> The net operating expense ratio includes expense reductions for soft dollar credits. The ratio excluding expense reductions for the Class C Shares for the periods ended March 31, 2002 and September 30, 2000 were 2.73% and 2.68%, respectively.
(7)<F14>  Annualized.
(8)<F15> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

PRUDENT SAFE HARBOR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each period.


                                                                                                       FEBRUARY 2, 2000(1)<F16>
                                                              SIX MONTHS ENDED         YEAR ENDED              THROUGH
                                                               MARCH 31, 2002      SEPTEMBER 30, 2001     SEPTEMBER 30, 2000
                                                              ----------------     ------------------     ------------------
                                                                (UNAUDITED)
Per Share Data:

   Net asset value, beginning of period                             $9.31                 $9.19                 $10.00
                                                                    -----                 -----                 ------

Income from investment operations:
   Net investment income                                             0.07(2)<F17>          0.20(3)<F18>           0.24(3)<F18>
   Net realized and unrealized gains (losses) on investments         0.68                  0.03                  (0.90)
                                                                    -----                 -----                 ------
   Total from investment operations                                  0.75                  0.23                  (0.66)
                                                                    -----                 -----                 ------

Less distributions:
   Dividends from net investment income                             (0.09)                (0.11)                 (0.15)
   Distributions from net realized gains                            (0.01)                   --                     --
                                                                    -----                 -----                 ------
   Total distributions                                              (0.10)                (0.11)                 (0.15)
                                                                    -----                 -----                 ------

Net asset value, end of period                                      $9.96                 $9.31                 $ 9.19
                                                                    -----                 -----                 ------
                                                                    -----                 -----                 ------

Total return                                                         8.10%(4)<F19>         2.54%                 -6.60%(4)<F19>

Supplemental data and ratios:
   Net assets, end of period (000's)                              $43,006               $24,333                 $1,422
   Ratio of net operating expenses
     to average net assets(6)<F21>                                   1.50%(5)<F20>         1.50%                  1.80%(5)<F20>
   Ratio of net investment income
     to average net assets(6)<F21>                                   1.47%(5)<F20>         2.26%                  3.77%(5)<F20>
   Portfolio turnover rate                                           5.76%               133.50%                180.29%

(1)<F16>   Commencement of operations.
(2)<F17> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)<F18> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)<F19>   Not annualized.
(5)<F20>   Annualized.
(6)<F21> Without expense reimbursements of $57,640, $150,320 and $116,925 for the periods ended March 31, 2002, September 30, 2001, and September 30, 2000, the ratio of operating expenses to average net assets would have been 1.88%, 2.87%, and 25.91%, respectively, and the ratio of net investment income (loss) to average net assets would have been 1.09%, 0.89%, and (20.34)%, respectively.

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2002
(UNAUDITED)

  SHARES                                                              VALUE
  ------                                                              -----
               COMMON STOCKS -- 34.1%*<F22>

               AEROSPACE -- 0.1%*<F22>
      5,000    Lockheed Martin Corporation(5)<F29>                $    287,900
                                                                  ------------

               AGRICULTURAL -- 0.1%*<F22>
     20,000    Agricore United Ltd.(3)<F27>                            122,226
                                                                  ------------

               BASIC MATERIALS -- 20.9%*<F22>
    800,000    Altius Minerals Corporation**<F23>(3)<F27>(5)<F29>      576,658
     55,000    ASA Ltd.**<F23>(3)<F27>                               1,590,050
    425,000    Banro Corporation**<F23>(3)<F27>                        426,225
    500,000    Birch Mountain Resources Ltd.**<F23>(3)<F27>            103,422
    884,874    Black Hawk Mining Inc.**<F23>(3)<F27>                    66,557
     97,740    Campbell Resources Inc.**<F23>(3)<F27>                   45,938
  4,375,500    Canarc Resource Corp.**<F23>(3)<F27>                    685,643
    765,700    Candente Resource Corp.
                 (Acquired 5/14/2001,
                 Cost $96,172)**<F23>(2)<F26>(3)<F27>(4)<F28>r<F24>    127,665
  1,570,000    Candente Resource Corp.
                 (Acquired 1/30/2002,
                 Cost $134,300)**<F23>(2)<F26>(3)<F27>(4)<F28>r<F24>   261,765
    658,677    Canyon Resources Corporation**<F23>(5)<F29>           1,053,883
    400,000    Crystallex International
                 Corporation**<F23>(3)<F27>                            796,000
     40,300    Cumberland Resources Ltd.**<F23>(3)<F27>                 50,375
    310,000    Donner Minerals Ltd.**<F23>(3)<F27>                      73,837
     73,700    Dundee Precious Metals, Inc. -
                 Class A(3)<F27>                                       722,957
    442,500    Durban Roodepoort Deep
                 Limited - ADR**<F23>(3)<F27>(5)<F29>                1,584,150
  8,378,800    Dynatec Corporation**<F23>(3)<F27>(5)<F29>            2,258,295
         50    Exploration Capital Partners, LP
                 (Acquired 10/14/1998,
                 Cost $1,000,000)**<F23>(4)<F28>r<F24>               1,726,919
         15    Exploration Capital Partners, LP
                 (Acquired 12/20/2000,
                 Cost $300,020)**<F23>(4)<F28>r<F24>                   471,726
    150,000    Foxpoint Resources Ltd.
                 (Acquired 12/14/2001,
                 Cost $124,050)**<F23>(2)<F26>(3)<F27>(4)<F28>r<F24>   119,876
    346,800    Francisco Gold Corporation**<F23>(3)<F27>(5)<F29>     3,141,068
     97,000    Gold Fields Limited - ADR(3)<F27>(5)<F29>             1,010,740
     42,000    Goldcorp Inc.(3)<F27>                                   732,900
    800,000    Golden Goliath Resources Ltd.
                 (Acquired 10/06/2000,
                 Cost $260,777)**<F23>(2)<F26>(3)<F27>(4)<F28>r<F24>   221,637
     33,500    Golden Queen Mining Co. Ltd.**<F23>                       6,030
  1,362,500    Golden Star Resources Ltd.**<F23>(5)<F29>             2,357,125
    500,000    Golden Star Resources Ltd.
                 (Acquired 12/19/2001,
                 Cost $242,500)**<F23>(2)<F26>(4)<F28>r<F24>           735,250
    275,600    Harmony Gold Mining Company
                 Limited - ADR(3)<F27>(5)<F29>                       3,114,280
  1,000,000    IMA Exploration Inc.
                 (Acquired 12/18/2001,
                 Cost $236,000)**<F23>(2)<F26>(3)<F27>(4)<F28>r<F24>   234,424
    637,000    IMA Exploration Inc.
                 (Acquired 1/29/2002,
                 Cost $148,815)**<F23>(2)<F26>(3)<F27>(4)<F28>r<F24>   149,328
    941,000    International Precious
                 Metals Corporation**<F23>(3)<F27>                           0
  2,374,000    International Uranium
                 Corporation**<F23>(3)<F27>                            491,049
    990,738    Maxam Gold Corporation**<F23>(6)<F30>                    34,676
     55,000    Meridian Gold Inc.**<F23>(5)<F29>                       798,050
    350,000    Metalline Mining Co. Inc.**<F23>                        568,750
    100,000    Metalline Mining Co. Inc.
                 (Acquired 6/28/2000,
                 Cost $325,000)**<F23>(2)<F26>(4)<F28>r<F24>           157,500
    250,000    Metalline Mining Co. Inc.
                 (Acquired 6/29/2001,
                 Cost $498,750)**<F23>(2)<F26>(4)<F28>r<F24>           371,875
    405,818    Minefinders Corporation Ltd.
                 (Acquired 9/27/2000,
                 Cost $279,709)**<F23>(2)<F26>(3)<F27>(4)<F28>r<F24>   728,000
    335,755    Minefinders Corporation Ltd.
                 (Acquired 1/05/2001,
                 Cost $166,425)**<F23>(2)<F26>(3)<F27>(4)<F28>r<F24>   602,313
    267,791    Minefinders Corporation Ltd.
                 (Acquired 6/22/2001,
                 Cost $198,661)**<F23>(2)<F26>(3)<F27>(4)<F28>r<F24>   453,704
    221,028    Minefinders Corporation Ltd.
                 (Acquired 9/26/2001,
                 Cost $161,395)**<F23>(2)<F26>(3)<F27>(4)<F28>r<F24>   374,476
    150,000    Minefinders Corporation Ltd.
                 (Acquired 3/21/2002,
                 Cost $217,665)**<F23>(2)<F26>(3)<F27>(4)<F28>r<F24>   254,137
  1,166,000    Miramar Mining Corporation**<F23>(3)<F27>(5)<F29>     1,037,740
    501,000    Nevada Pacific Gold Ltd.**<F23>(3)<F27>                 122,471
  1,000,000    Nevada Pacific Gold Ltd.
                 (Acquired 12/04/2001,
                 Cost $154,600)**<F23>(2)<F26>(3)<F27>(4)<F28>r<F24>   207,785
    257,500    Nevsun Resources Ltd.**<F23>(3)<F27>                    133,963
      1,400    Newmont Mining Corporation                               38,766
    401,399    Pan American Silver
                 Corporation**<F23>(3)<F27>(5)<F29>                  2,247,834
    542,500    Pelangio Mines Inc.**<F23>(3)<F27>                       85,010
  3,000,000    Pelangio Mines Inc.
                 (Acquired 2/08/2002,
                 Cost $254,000)**<F23>(2)<F26>(3)<F27>(4)<F28>r<F24>   399,586
     40,000    Randgold & Exploration Company
                 Limited - ADR**<F23>(3)<F27>                          152,800
    308,800    Repadre Capital Corporation**<F23>(3)<F27>(5)<F29>    1,200,050
    220,000    Rimfire Minerals Corporation**<F23>(3)<F27>              68,948
  2,500,000    Rio Narcea Gold Mines Ltd.**<F23>(3)<F27>(5)<F29>     1,614,015
  2,000,000    SAMEX Mining Corp.
                 (Acquired 3/05/2002,
                 Cost $170,000)**<F23>(2)<F26>(3)<F27>(4)<F28>r<F24>   415,570
    125,000    Silver Standard Resources Inc.
                 (Acquired 10/29/2001,
                 Cost $206,328)**<F23>(2)<F26>(3)<F27>(4)<F28>r<F24>   313,009
  4,000,000    South American Gold and
                 Copper Company Limited
                 (Acquired 6/15/2001,
                 Cost $145,000)**<F23>(2)<F26>(3)<F27>(4)<F28>r<F24>   319,669
    238,600    Southwestern Resources Corp.**<F23>(3)<F27>             445,674
    525,250    Starfield Resources Inc.**<F23>(3)<F27>                 302,890
    762,025    Starfield Resources Inc.
                 (Acquired 6/22/2001,
                 Cost $296,190)**<F23>(2)<F26>(3)<F27>(4)<F28>r<F24>   373,514
  1,001,000    Starfield Resources Inc.
                 (Acquired 10/10/2001,
                 Cost $314,995)**<F23>(2)<F26>(3)<F27>(4)<F28>r<F24>   490,649
  1,333,333    Sultan Minerals Inc.
                 (Acquired 8/13/2001,
                 Cost $128,333)**<F23>(2)<F26>(3)<F27>(4)<F28>r<F24>   198,905
  1,000,000    Sultan Minerals Inc.
                 (Acquired 1/18/2002,
                 Cost $174,500)**<F23>(2)<F26>(3)<F27>(4)<F28>r<F24>   149,179
    580,480    TVX Gold Inc.**<F23>(3)<F27>                            441,165
    749,500    Virginia Gold Mines, Inc.**<F23>(3)<F27>                493,278
    300,000    X-Cal Resources Ltd.**<F23>(3)<F27>                      47,950
    835,000    Xenolix Technologies, Inc.**<F23>                        37,575
  1,000,000    Xenolix Technologies, Inc.
                 (Acquired 3/07/2000,
                 Cost $749,600)**<F23>(2)<F26>(4)<F28>r<F24>            42,800
  1,000,000    Xenolix Technologies, Inc.
                 (Acquired 3/30/2001,
                 Cost $449,200)**<F23>(2)<F26>(4)<F28>r<F24>            38,300
                                                                  ------------
                                                                    40,698,348
                                                                  ------------

               CHEMICALS -- 0.0%*<F22>
     89,250    Pioneer Companies, Inc. - Class A**<F23>                      9
                                                                  ------------

               CONSUMER -- 0.0%*<F22>
      7,500    Enesco Group, Inc.**<F23>                                51,750
                                                                  ------------

               FINANCE -- 0.0%*<F22>
      4,000    Credit Acceptance
                 Corporation**<F23>(1)<F25>(5)<F29>                     43,200
                                                                  ------------

               HEALTH CARE -- 7.8%*<F22>
      5,300    Amylin Pharmaceuticals, Inc.**<F23>(1)<F25>(5)<F29>      53,053
    188,500    AP Pharma, Inc.**<F23>                                  490,100
    184,802    Avigen, Inc.**<F23>(5)<F29>                           2,051,302
      8,925    Avigen, Inc.
                 (Acquired 11/11/1999,
                 Cost $199,697)**<F23>(2)<F26>(4)<F28>r<F24>            94,114
     10,200    Bentley Pharmaceuticals, Inc.**<F23>                    103,530
  1,140,966    Cardima, Inc.**<F23>(5)<F29>                          2,110,787
    393,701    Cardima, Inc.
                 (Acquired 8/09/2001,
                 Cost $480,315)**<F23>(2)<F26>(4)<F28>r<F24>           619,095
  2,187,931    Cardima, Inc.
                 (Acquired 5/02/2001,
                 Cost $1,159,603)**<F23>(2)<F26>(4)<F28>r<F24>       3,440,522
    206,000    Generex Biotechnology
                 Corporation**<F23>(3)<F27>                            992,920
    290,780    InSite Vision Incorporated**<F23>                       625,177
    143,712    InSite Vision Incorporated
                 (Acquired 4/28/2000,
                 Cost $599,947)**<F23>(2)<F26>(4)<F28>r<F24>           282,610
     83,962    IRIDEX Corporation**<F23>                               392,103
    430,500    Neurobiological
                 Technologies, Inc.**<F23>(5)<F29>                   2,075,010
    289,299    NexMed, Inc.**<F23>                                   1,374,170
      6,000    Penwest Pharmaceuticals Co.**<F23>                      116,400
     50,000    TriPath Imaging, Inc.**<F23>                            286,500
                                                                  ------------
                                                                    15,107,393
                                                                  ------------

               MACHINERY -- 0.4%*<F22>
    160,900    Lancer Corporation**<F23>                               868,860
                                                                  ------------

               OIL AND GAS -- 0.5%*<F22>
      8,000    Imperial Oil Ltd.                                       238,720
      8,361    KCS Energy, Inc.**<F23>(5)<F29>                          26,086
    100,000    KeyWest Energy Corporation**<F23>(3)<F27>               131,629
    100,000    The Meridian Resource
                 Corporation**<F23>                                    490,000
                                                                  ------------
                                                                       886,435
                                                                  ------------

               POLLUTION CONTROL -- 0.8%*<F22>
    525,000    KleenAir Systems, Inc.**<F23>                           840,000
    500,000    KleenAir Systems, Inc.
                 (Acquired 1/25/2002,
                 Cost $495,000)**<F23>(2)<F26>(4)<F28>r<F24>           680,000
                                                                  ------------
                                                                     1,520,000
                                                                  ------------

               TECHNOLOGY -- 2.1%*<F22>
     14,000    Applied Micro Circuits
                 Corporation**<F23>(1)<F25>(5)<F29>                    112,000
  7,449,200    Aura Systems, Inc.**<F23>                             2,458,236
  2,600,000    Aura Systems, Inc.
                 (Acquired 12/08/1999,
                 Cost $702,000)**<F23>(2)<F26>(4)<F28>r<F24>           815,100
      1,000    Broadcom Corporation -
                 Class A**<F23>(1)<F25>(5)<F29>                         35,900
        300    Junum Inc.
                 (Acquired 2/19/1998,
                 Cost $87,000)**<F23>(2)<F26>(4)<F28>r<F24>                130
     32,000    RF Micro Devices, Inc.**<F23>(1)<F25>(5)<F29>           572,800
      1,000    RSA Security Inc.**<F23>                                  9,000
      3,000    VeriSign, Inc.**<F23>(1)<F25>(5)<F29>                    81,000
                                                                  ------------
                                                                     4,084,166
                                                                  ------------

               TELECOMMUNICATIONS -- 0.3%*<F22>
     46,600    LightPath Technologies, Inc. -
                 Class A**<F23>                                         72,230
     30,000    Western Wireless Corporation -
                 Class A**<F23>                                        262,200
     75,000    WorldQuest Networks, Inc.**<F23>                        168,750
                                                                  ------------
                                                                       503,180
                                                                  ------------

               TEXTILE -- 0.9%*<F22>
    635,400    Cone Mills Corporation**<F23>(5)<F29>                 1,696,518
                                                                  ------------

               TRANSPORTATION -- 0.2%*<F22>
        250    Crowley Maritime Corporation**<F23>                     321,125
                                                                  ------------

               UTILITIES -- 0.0%*<F22>
     25,000    NewPower Holdings, Inc.**<F23>                            9,250
                                                                  ------------
               TOTAL COMMON STOCKS
                 (Cost $57,519,675)                                 66,200,360
                                                                  ------------

CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------
               CALL OPTIONS
                 PURCHASED -- 1.7%*<F22>
               ASA Limited:
        700      Expiration January 2003
                 Exercise Price $20.00                                 654,500
        550      Expiration May 2002
                 Exercise Price $20.00                                 492,250
        840      Expiration May 2002
                 Exercise Price $25.00                                 361,200
               Avigen, Inc.:
        200      Expiration May 2002
                 Exercise Price $12.50                                  13,500
         95      Expiration May 2002
                 Exercise Price $15.00                                   1,188
        200    Euro Currency Future
                 Expiration June 2002
                 Exercise Price $0.90                                   75,000
               Goldcorp Inc.:
        250      Expiration April 2002
                 Exercise Price $12.50                                 125,000
        100      Expiration April 2002
                 Exercise Price $15.00                                  26,000
        500      Expiration July 2002
                 Exercise Price $15.00                                 170,000
               Newmont Mining Corporation:
      1,050      Expiration June 2002
                 Exercise Price $22.50                                 582,750
        650      Expiration June 2002
                 Exercise Price $25.00                                 247,000
        300    The Philadelphia Stock Exchange
                 Gold and Silver Index
                 Expiration June 2002
                 Exercise Price $65.00                                 253,500
        500    Placer Dome Inc.
                 Expiration June 2002
                 Exercise Price $15.00                                  16,250
        300    Raytheon Company
                 Expiration May 2002
                 Exercise Price $40.00                                  81,000
        300    Rowan Companies, Inc.
                 Expiration April 2002
                 Exercise Price $17.50                                 168,000
                                                                  ------------
               TOTAL CALL OPTIONS
                 (Cost $1,270,662)                                   3,267,138
                                                                  ------------

               PUT OPTIONS
                 PURCHASED -- 4.1%*<F22>
               Accenture Ltd. - Class A:
        400      Expiration May 2002
                 Exercise Price $20.00                                   7,000
        500      Expiration May 2002
                 Exercise Price $25.00                                  55,000
        140    Administaff, Inc.
                 Expiration July 2002
                 Exercise Price $25.00                                  32,200
               Affiliated Computer Services, Inc. -
                 Class A:
        200      Expiration April 2002
                 Exercise Price $40.00                                   2,500
        600      Expiration April 2002
                 Exercise Price $45.00                                   9,000
        250      Expiration October 2002
                 Exercise Price $50.00                                  81,250
               Ambac Financial Group, Inc.:
        400      Expiration May 2002
                 Exercise Price $55.00                                  57,000
        270      Expiration August 2002
                 Exercise Price $55.00                                  83,700
        550    Amdocs Limited
                 Expiration July 2002
                 Exercise Price $25.00                                 143,000
               American Express Company:
        300      Expiration April 2002
                 Exercise Price $30.00                                     750
        200      Expiration April 2002
                 Exercise Price $32.50                                   1,000
        400      Expiration July 2002
                 Exercise Price $37.50                                  57,000
        100    American Standard Companies Inc.
                 Expiration April 2002
                 Exercise Price $60.00                                   1,750
        150    AmeriCredit Corp.
                 Expiration May 2002
                 Exercise Price $15.00                                   2,250
         50    The AMEX Biotechnology Index
                 Expiration April 2002
                 Exercise Price $500.00                                 81,500
        400    Andrew Corporation
                 Expiration April 2002
                 Exercise Price $20.00                                 134,000
               Applied Materials, Inc.:
        150      Expiration April 2002
                 Exercise Price $30.00                                     375
        100      Expiration April 2002
                 Exercise Price $35.00                                     500
        400    Aviron
                 Expiration May 2002
                 Exercise Price $30.00                                   5,000
        200    The Bank of New York Company, Inc.
                 Expiration April 2002
                 Exercise Price $40.00                                   9,000
        200    Bed Bath & Beyond Inc.
                 Expiration May 2002
                 Exercise Price $30.00                                  12,000
        500    BellSouth Corporation
                 Expiration April 2002
                 Exercise Price $35.00                                  12,500
        100    The Black & Decker Corporation
                 Expiration August 2002
                 Exercise Price $45.00                                  24,500
               The Boeing Company:
        300      Expiration May 2002
                 Exercise Price $40.00                                  10,500
        150      Expiration August 2002
                 Exercise Price $40.00                                  14,250
        100    BorgWarner, Inc.
                 Expiration April 2002
                 Exercise Price $50.00                                   1,750
               Broadcom Corporation - Class A:
        200      Expiration May 2002
                 Exercise Price $30.00                                  34,000
        200      Expiration May 2002
                 Exercise Price $35.00                                  70,000
        350      Expiration May 2002
                 Exercise Price $40.00                                 218,750
        200    Brooks Automation, Inc.
                 Expiration April 2002
                 Exercise Price $30.00                                   2,500
               Brunswick Corporation:
        210      Expiration June 2002
                 Exercise Price $22.50                                   7,875
        300      Expiration June 2002
                 Exercise Price $25.00                                  26,250
        350      Expiration September 2002
                 Exercise Price $25.00                                  48,125
        200    Calpine Corporation
                 Expiration April 2002
                 Exercise Price $10.00                                   4,500
        100    Catalina Marketing Corporation
                 Expiration August 2002
                 Exercise Price $35.00                                  17,250
               CDW Computer Centers, Inc.:
        100      Expiration April 2002
                 Exercise Price $40.00                                   2,250
        200      Expiration July 2002
                 Exercise Price $50.00                                 104,000
               CEC Entertainment Inc.:
         50      Expiration June 2002
                 Exercise Price $40.00                                   5,125
        100      Expiration September 2002
                 Exercise Price $40.00                                  22,500
         20      Expiration September 2002
                 Exercise Price $45.00                                   8,400
               Centex Corporation:
        100      Expiration April 2002
                 Exercise Price $50.00                                  14,250
        100      Expiration July 2002
                 Exercise Price $50.00                                  42,000
        150    Check Point Software Technologies Ltd.
                 Expiration July 2002
                 Exercise Price $30.00                                  58,500
        550    Cisco Systems, Inc.
                 Expiration April 2002
                 Exercise Price $17.50                                  57,750
        300    Citigroup Inc.
                 Expiration June 2002
                 Exercise Price $47.50                                  43,500
         70    Clayton Homes, Inc.
                 Expiration May 2002
                 Exercise Price $15.00                                   1,225
               Clear Channel Communications, Inc.:
        100      Expiration April 2002
                 Exercise Price $45.00                                   2,500
        100      Expiration July 2002
                 Exercise Price $45.00                                  17,750
               Comerica Incorporated:
        400      Expiration April 2002
                 Exercise Price $50.00                                   5,000
        100      Expiration July 2002
                 Exercise Price $50.00                                   2,750
               Cox Communications, Inc. - Class A:
        500      Expiration June 2002
                 Exercise Price $35.00                                  53,750
        500      Expiration September 2002
                 Exercise Price $35.00                                 103,750
        200    Cree, Inc.
                 Expiration June 2002
                 Exercise Price $12.50                                  27,500
        800    Crescent Real Estate Equities Company
                 Expiration April 2002
                 Exercise Price $17.50                                  10,000
        300    Crown Castle International Corp.
                 Expiration April 2002
                 Exercise Price $7.50                                   33,000
               Cymer, Inc.:
        400      Expiration August 2002
                 Exercise Price $25.00                                  13,000
        120      Expiration August 2002
                 Exercise Price $30.00                                   8,700
        100    Cytyc Corporation
                 Expiration August 2002
                 Exercise Price $25.00                                  19,250
      2,000    Dollar Index Future
                 Expiration June 2002
                 Exercise Price $117.00                                126,000
        400    D.R. Horton, Inc.
                 Expiration May 2002
                 Exercise Price $30.00                                  15,000
               Dynegy Inc. - Class A:
        300      Expiration April 2002
                 Exercise Price $30.00                                  58,500
        700      Expiration June 2002
                 Exercise Price $25.00                                  85,750
               Eastman Kodak Company:
        500      Expiration July 2002
                 Exercise Price $30.00                                 108,750
        200      Expiration October 2002
                 Exercise Price $30.00                                  54,000
               eBay Inc.:
        300      Expiration April 2002
                 Exercise Price $50.00                                  15,000
        250      Expiration April 2002
                 Exercise Price $55.00                                  38,750
        100      Expiration July 2002
                 Exercise Price $50.00                                  32,000
               Electronic Data Systems Corporation:
        200      Expiration September 2002
                 Exercise Price $50.00                                  44,000
        200      Expiration September 2002
                 Exercise Price $55.00                                  73,000
               Emulex Corporation:
        150      Expiration April 2002
                 Exercise Price $30.00                                  18,750
        200      Expiration July 2002
                 Exercise Price $30.00                                  83,000
        250    ESS Technology, Inc.
                 Expiration October 2002
                 Exercise Price $17.50                                  65,625
               Fannie Mae:
        300      Expiration June 2002
                 Exercise Price $70.00                                  26,250
        500      Expiration June 2002
                 Exercise Price $75.00                                  78,750
        100    Federated Department Stores, Inc.
                 Expiration August 2002
                 Exercise Price $40.00                                  29,000
               Fleming Companies, Inc.:
        400      Expiration April 2002
                 Exercise Price $17.50                                   6,000
        200      Expiration July 2002
                 Exercise Price $17.50                                  17,000
        700    Freddie Mac
                 Expiration July 2002
                 Exercise Price $60.00                                 133,000
        200    GATX Corporation
                 Expiration June 2002
                 Exercise Price $25.00                                   4,500
        200    General Electric Company
                 Expiration June 2002
                 Exercise Price $30.00                                   6,000
        100    General Mills, Inc.
                 Expiration October 2002
                 Exercise Price $45.00                                  15,250
        100    General Motors Corporation
                 Expiration September 2002
                 Exercise Price $55.00                                  27,000
        200    Genesis Microchip Incorporated
                 Expiration June 2002
                 Exercise Price $30.00                                 125,000
               The Goodyear Tire & Rubber Company:
        500      Expiration July 2002
                 Exercise Price $22.50                                  53,750
        200      Expiration October 2002
                 Exercise Price $22.50                                  34,500
               Harley-Davidson, Inc.:
        200      Expiration May 2002
                 Exercise Price $45.00                                   5,500
        100      Expiration May 2002
                 Exercise Price $50.00                                   7,750
               Hotel Reservations Network,
                 Inc. - Class A:
        150      Expiration April 2002
                 Exercise Price $45.00                                   5,250
        200      Expiration July 2002
                 Exercise Price $35.00                                  13,500
        100    Household International, Inc.
                 Expiration April 2002
                 Exercise Price $50.00                                   4,750
        400    Hutchinson Technology Incorporated
                 Expiration August 2002
                 Exercise Price $20.00                                  83,000
               Integrated Device Technology, Inc.:
        200      Expiration May 2002
                 Exercise Price $30.00                                  31,500
        200      Expiration August 2002
                 Exercise Price $30.00                                  76,000
               Intel Corporation:
        500      Expiration April 2002
                 Exercise Price $25.00                                   5,000
        400      Expiration April 2002
                 Exercise Price $27.50                                  12,000
        300    International Business
                 Machines Corporation
                 Expiration April 2002
                 Exercise Price $100.00                                 42,000
        300    Internet Architecture HOLDRs Trust
                 Expiration May 2002
                 Exercise Price $35.00                                  70,500
        600    Internet Infrastructure HOLDRs Trust
                 Expiration May 2002
                 Exercise Price $7.50                                  156,000
        300    Internet Security Systems, Inc.
                 Expiration July 2002
                 Exercise Price $22.50                                 127,500
        150    Intuit Inc.
                 Expiration April 2002
                 Exercise Price $35.00                                   7,875
               Iron Mountain Incorporated:
        150      Expiration April 2002
                 Exercise Price $26.63                                   3,375
         20      Expiration April 2002
                 Exercise Price $30.00                                     850
         20      Expiration July 2002
                 Exercise Price $30.00                                   2,450
        450    J.C. Penney Company, Inc.
                 Expiration August 2002
                 Exercise Price $20.00                                 102,375
               Johnson Controls, Inc.:
        100      Expiration April 2002
                 Exercise Price $70.00                                   1,000
        100      Expiration April 2002
                 Exercise Price $75.00                                   1,000
        400    J.P. Morgan Chase & Co.
                 Expiration June 2002
                 Exercise Price $32.50                                  42,000
               Juniper Networks, Inc.:
        500      Expiration April 2002
                 Exercise Price $12.50                                  45,000
        100      Expiration April 2002
                 Exercise Price $15.00                                  25,750
               KB HOME:
        200      Expiration April 2002
                 Exercise Price $35.00                                   3,500
        120      Expiration July 2002
                 Exercise Price $40.00                                  28,500
        100      Expiration October 2002
                 Exercise Price $35.00                                  19,000
        500    Kinder Morgan, Inc.
                 Expiration May 2002
                 Exercise Price $45.00                                  72,500
        100    Kohl's Corporation
                 Expiration April 2002
                 Exercise Price $60.00                                   1,500
               Lamar Advertising Company:
        100      Expiration April 2002
                 Exercise Price $40.00                                   9,250
        100      Expiration July 2002
                 Exercise Price $40.00                                  27,000
        200    Lennar Corporation
                 Expiration August 2002
                 Exercise Price $50.00                                  79,000
        100    Lexmark International, Inc.
                 Expiration April 2002
                 Exercise Price $50.00                                   1,500
               Lowe's Companies, Inc.:
        150      Expiration April 2002
                 Exercise Price $42.50                                  13,125
        100      Expiration July 2002
                 Exercise Price $42.50                                  27,000
        200    Mandalay Resort Group
                 Expiration June 2002
                 Exercise Price $25.00                                   8,500
               Manugistics Group, Inc.:
        150      Expiration April 2002
                 Exercise Price $15.00                                   1,125
        200      Expiration April 2002
                 Exercise Price $17.50                                   5,500
        100    Marriott International, Inc. - Class A
                 Expiration October 2002
                 Exercise Price $40.00                                  20,750
        150    Marvell Technology Group Ltd.
                 Expiration August 2002
                 Exercise Price $40.00                                  76,500
               MBIA Inc.:
        500      Expiration May 2002
                 Exercise Price $50.00                                  37,500
         90      Expiration August 2002
                 Exercise Price $55.00                                  32,400
        200    MBNA Corporation
                 Expiration June 2002
                 Exercise Price $30.00                                   4,000
        200    McDATA Corporation - Class B
                 Expiration April 2002
                 Exercise Price $17.50                                 109,000
               McKesson Corporation:
        200      Expiration May 2002
                 Exercise Price $37.50                                  30,500
        100      Expiration August 2002
                 Exercise Price $35.00                                  16,000
        100      Expiration August 2002
                 Exercise Price $37.50                                  25,250
        400    MedImmune, Inc.
                 Expiration June 2002
                 Exercise Price $40.00                                 144,000
        200    Mercury Interactive Corporation
                 Expiration July 2002
                 Exercise Price $35.00                                  76,000
        200    Merrill Lynch & Co., Inc.
                 Expiration July 2002
                 Exercise Price $50.00                                  38,000
        100    MGIC Investment Corporation
                 Expiration June 2002
                 Exercise Price $60.00                                   9,750
        200    Microsoft Corporation
                 Expiration April 2002
                 Exercise Price $55.00                                   6,500
        200    Morgan Stanley Dean Witter & Co.
                 Expiration July 2002
                 Exercise Price $50.00                                  36,000
        600    Motorola, Inc.
                 Expiration July 2002
                 Exercise Price $12.50                                  43,500
               Nasdaq-100 Index Tracking Stock:
        200      Expiration April 2002
                 Exercise Price $32.00                                   3,000
        700      Expiration April 2002
                 Exercise Price $37.00                                 108,500
               Navistar International Corporation:
        200      Expiration April 2002
                 Exercise Price $35.00                                   2,500
        100      Expiration July 2002
                 Exercise Price $35.00                                   8,750
        100      Expiration July 2002
                 Exercise Price $40.00                                  20,750
        200    Network Appliance, Inc.
                 Expiration June 2002
                 Exercise Price $15.00                                  19,000
               Newell Rubbermaid Inc.:
        250      Expiration June 2002
                 Exercise Price $27.50                                   9,375
        300      Expiration June 2002
                 Exercise Price $30.00                                  24,750
        100      Expiration September 2002
                 Exercise Price $27.50                                   5,750
        200      Expiration September 2002
                 Exercise Price $30.00                                  27,500
        600    Nokia Oyj - ADR
                 Expiration April 2002
                 Exercise Price $20.00                                  36,000
        200    Novellus Systems, Inc.
                 Expiration June 2002
                 Exercise Price $45.00                                  46,000
               NVIDIA Corporation:
        200      Expiration June 2002
                 Exercise Price $45.00                                 128,000
        450      Expiration June 2002
                 Exercise Price $50.00                                 418,500
               NYFIX, Inc.:
        200      Expiration April 2002
                 Exercise Price $15.00                                  19,500
        300      Expiration May 2002
                 Exercise Price $12.50                                  17,250
        360    Paychex, Inc.
                 Expiration September 2002
                 Exercise Price $35.00                                  63,900
               PeopleSoft, Inc.:
        400      Expiration April 2002
                 Exercise Price $27.50                                   6,000
        200      Expiration July 2002
                 Exercise Price $32.50                                  62,000
               The Philadelphia Semiconductor Index:
         50      Expiration June 2002
                 Exercise Price $490.00                                 79,500
         50      Expiration June 2002
                 Exercise Price $550.00                                162,750
        200    The Philadelphia Wireless
                 Telecom Index
                 Expiration April 2002
                 Exercise Price $75.00                                 107,000
               The PHLX Fiber Optics Sector Index:
        300      Expiration April 2002
                 Exercise Price $80.00                                  23,250
        100      Expiration June 2002
                 Exercise Price $80.00                                  43,500
        100      Expiration June 2002
                 Exercise Price $90.00                                  81,500
        300    PMC-Sierra, Inc.
                 Expiration May 2002
                 Exercise Price $17.50                                  77,250
        300    PNC Financial Services Group
                 Expiration May 2002
                 Exercise Price $50.00                                   6,750
               Polaris Industries Inc.:
         60      Expiration September 2002
                 Exercise Price $55.00                                  15,600
         20      Expiration September 2002
                 Exercise Price $60.00                                   8,000
        150    QLogic Corporation
                 Expiration July 2002
                 Exercise Price $45.00                                  81,750
        400    QUALCOMM Inc
                 Expiration July 2002
                 Exercise Price $30.00                                  70,000
        250    Research In Motion Limited
                 Expiration April 2002
                 Exercise Price $22.50                                   4,375
        200    ResMed Inc.
                 Expiration July 2002
                 Exercise Price $35.00                                  38,500
        200    RF Micro Devices, Inc.
                 Expiration April 2002
                 Exercise Price $17.50                                  20,500
               Ruby Tuesday, Inc.:
        100      Expiration April 2002
                 Exercise Price $20.00                                   1,000
        150      Expiration April 2002
                 Exercise Price $22.50                                   6,750
        150      Expiration July 2002
                 Exercise Price $20.00                                   9,000
        200      Expiration October 2002
                 Exercise Price $20.00                                  20,000
        200      Expiration October 2002
                 Exercise Price $22.50                                  38,000
        150    The Ryland Group, Inc.
                 Expiration April 2002
                 Exercise Price $65.00                                   1,500
               Sealed Air Corporation:
        500      Expiration July 2002
                 Exercise Price $35.00                                  48,750
        100      Expiration October 2002
                 Exercise Price $30.00                                   7,750
               Sears, Roebuck and Co.:
        100      Expiration April 2002
                 Exercise Price $40.00                                     500
        100      Expiration April 2002
                 Exercise Price $45.00                                   2,000
        100      Expiration October 2002
                 Exercise Price $45.00                                  18,750
               Semiconductor HOLDRs Trust:
        300      Expiration May 2002
                 Exercise Price $35.00                                   8,250
      1,300      Expiration May 2002
                 Exercise Price $40.00                                 104,000
        200      Expiration May 2002
                 Exercise Price $45.00                                  44,000
        200    The Sherwin-Williams Company
                 Expiration September 2002
                 Exercise Price $22.50                                  15,500
        400    Silicon Valley Bancshares
                 Expiration August 2002
                 Exercise Price $20.00                                  11,000
        850    Software HOLDRs Trust
                 Expiration May 2002
                 Exercise Price $40.00                                 136,000
               Spectrian Corporation:
        300      Expiration May 2002
                 Exercise Price $15.00                                  56,250
        200      Expiration August 2002
                 Exercise Price $10.00                                  16,500
        200    The Standard & Poor's 100 Index
                 Expiration May 2002
                 Exercise Price $530.00                                 65,000
               Starbucks Corporation:
        200      Expiration July 2002
                 Exercise Price $20.00                                  12,500
        100      Expiration July 2002
                 Exercise Price $22.50                                  14,750
        200      Expiration October 2002
                 Exercise Price $20.00                                  21,000
               Starwood Hotels & Resorts
                 Worldwide, Inc.:
        200      Expiration August 2002
                 Exercise Price $30.00                                   9,500
        100      Expiration August 2002
                 Exercise Price $35.00                                  14,750
        200    STERIS Corporation
                 Expiration September 2002
                 Exercise Price $20.00                                  35,500
               Symantec Corporation:
        300      Expiration April 2002
                 Exercise Price $25.00                                   3,750
        200      Expiration April 2002
                 Exercise Price $35.00                                   7,500
        100      Expiration July 2002
                 Exercise Price $35.00                                  22,000
        100    Telephone and Data Systems, Inc.
                 Expiration May 2002
                 Exercise Price $80.00                                  10,250
               Teradyne, Inc.:
        150      Expiration April 2002
                 Exercise Price $22.50                                     750
        100      Expiration April 2002
                 Exercise Price $25.00                                   1,250
        200    Terex Corporation
                 Expiration October 2002
                 Exercise Price $20.00                                  26,500
        150    Texas Instruments Incorporated
                 Expiration April 2002
                 Exercise Price $25.00                                   1,500
               Trimeris, Inc.:
         60      Expiration April 2002
                 Exercise Price $35.00                                   2,100
         20      Expiration July 2002
                 Exercise Price $35.00                                   5,400
        250    United States Cellular Corporation
                 Expiration May 2002
                 Exercise Price $35.00                                   6,250
               Univision Communications Inc. -
                 Class A:
        100      Expiration June 2002
                 Exercise Price $35.00                                   8,750
        250      Expiration June 2002
                 Exercise Price $40.00                                  58,750
        400    VeriSign, Inc.
                 Expiration April 2002
                 Exercise Price $22.50                                  17,000
        200    Whole Foods Market, Inc.
                 Expiration August 2002
                 Exercise Price $40.00                                  32,500
               The Williams Companies, Inc.:
        400      Expiration May 2002
                 Exercise Price $15.00                                   2,000
        135      Expiration May 2002
                 Exercise Price $20.00                                   4,050
        400    Yahoo! Inc.
                 Expiration April 2002
                 Exercise Price $17.50                                  27,000
               York International Corporation:
        300      Expiration May 2002
                 Exercise Price $30.00                                   3,750
        100      Expiration May 2002
                 Exercise Price $35.00                                  10,750
                                                                  ------------
               TOTAL PUT OPTIONS
                 (Cost $13,503,866)                                  7,991,225
                                                                  ------------

  SHARES
  ------
               PREFERRED STOCK -- 1.7%*<F22>
     57,000    Freeport-McMoRan
                 Copper & Gold, Inc.**<F23>                          1,231,200
     28,200    Freeport-McMoRan Copper
                 & Gold, Inc. - Series Gold**<F23>                     795,240
    109,900    Freeport-McMoRan Copper &
                 Gold, Inc. - Series Silver**<F23>                   1,099,000
        200    KCS Energy, Inc.
                 (Acquired 2/20/2001,
                 Cost $200,000)**<F23>(4)<F28>r<F24>                   207,992
                                                                  ------------
               TOTAL PREFERRED STOCK
                 (Cost $3,202,487)                                   3,333,432
                                                                  ------------

               WARRANTS -- 1.3%*<F22>
     12,500    Apex Silver Mines Limited
                 Expiration February 2004
                 Exercise Price $18.00
                 (Acquired 11/03/1999,
                 Cost $13)(4)<F28> r<F24>                                   13
      1,785    Avigen, Inc.
                 Expiration November 2004
                 Exercise Price $27.96
                 (Acquired 11/11/1999,
                 Cost $223)(4)<F28> r<F24>                                   2
  1,570,000    Candente Resource Corp.
                 Expiration January 2004
                 Exercise Price $0.20 CN
                 (Acquired 1/30/2002,
                 Cost $15,700)(4)<F28> r<F24>                           78,726
    196,850    Cardima, Inc.
                 Expiration August 2005
                 Exercise Price $1.91
                 (Acquired 8/09/2001,
                 Cost $19,685)(4)<F28> r<F24>                           19,685
     75,000    Foxpoint Resources Ltd.
                 Expiration December 2003
                 Exercise Price $1.30 CN
                 (Acquired 12/14/2001,
                 Cost $750)(4)<F28> r<F24>                               9,402
    800,000    Golden Goliath Resources Ltd.
                 Expiration October 2002
                 Exercise Price $0.75 CN
                 (Acquired 10/06/2000,
                 Cost $5,322)(4)<F28> r<F24>                            29,836
    250,000    Golden Star Resources Ltd.
                 Expiration December 2003
                 Exercise Price $0.70
                 (Acquired 12/19/2001,
                 Cost $2,500)(4)<F28> r<F24>                           218,875
    500,000    IMA Exploration Inc.
                 Expiration December 2002
                 Exercise Price $0.45 CN
                 (Acquired 12/18/2001,
                 Cost $5,000)(4)<F28> r<F24>                             3,134
    318,500    IMA Exploration Inc.
                 Expiration January 2003
                 Exercise Price $0.45 CN
                 (Acquired 1/29/2002,
                 Cost $3,185)(4)<F28> r<F24>                             1,996
     50,299    InSite Vision Incorporated
                 Expiration April 2004
                 Exercise Price $5.6363
                 (Acquired 4/28/2000,
                 Cost $50)(4)<F28> r<F24>                                   50
    500,000    KleenAir Systems, Inc.
                 Expiration December 2002
                 Exercise Price $0.80
                 (Acquired 1/25/2002,
                 Cost $5,000)(4)<F28> r<F24>                           400,000
    125,000    Metalline Mining Co. Inc.
                 Expiration June 2006
                 Exercise Price $5.00
                 (Acquired 6/29/2001,
                 Cost $1,250)(4)<F28> r<F24>                             1,250
    335,755    Minefinders Corporation Ltd.
                 Expiration September 2002
                 Exercise Price $1.00 CN
                 (Acquired 1/05/2001,
                 Cost $33,576)(4)<F28> r<F24>                          389,967
    202,909    Minefinders Corporation Ltd.
                 Expiration September 2002
                 Exercise Price $1.35 CN
                 (Acquired 9/27/2000,
                 Cost $20,291)(4)<F28> r<F24>                          197,834
    133,896    Minefinders Corporation Ltd.
                 Expiration July 2003
                 Exercise Price $1.40 CN
                 (Acquired 6/22/2001,
                 Cost $1,339)(4)<F28> r<F24>                           126,981
    110,514    Minefinders Corporation Ltd.
                 Expiration September 2003
                 Exercise Price $1.40 CN
                 (Acquired 9/26/2001,
                 Cost $1,105)(4)<F28> r<F24>                           104,806
     87,500    Neurobiological Technologies, Inc.
                 Expiration February 2004
                 Exercise Price $1.375
                 (Acquired 11/05/1999,
                 Cost $88)(4)<F28> r<F24>                              264,250
    500,000    Nevada Pacific Gold Ltd.
                 Expiration December 2002
                 Exercise Price $0.30 CN
                 (Acquired 12/04/2001,
                 Cost $5,000)(4)<F28> r<F24>                            28,206
  3,000,000    Pelangio Mines Inc.
                 Expiration February 2003
                 Exercise Price $0.20 CN
                 (Acquired 2/08/2002,
                 Cost $30,000)(4)<F28> r<F24>                           94,020
  2,000,000    SAMEX Mining Corp.
                 Expiration March 2004
                 Exercise Price $0.20 CN
                 (Acquired 3/05/2002,
                 Cost $20,000)(4)<F28> r<F24>                          238,185
    125,000    Silver Standard Resources Inc.
                 Expiration October 2003
                 Exercise Price $3.00 CN
                 (Acquired 10/29/2001,
                 Cost $1,250)(4)<F28> r<F24>                           133,196
  2,000,000    South American Gold and
                 Copper Company Limited
                 Expiration December 2002
                 Exercise Price $0.085 CN
                 (Acquired 6/15/2001,
                 Cost $20,000)(4)<F28> r<F24>                           81,484
    500,500    Starfield Resources Inc.
                 Expiration  June 2002
                 Exercise Price $0.75 CN
                 (Acquired 6/22/2001,
                 Cost $3,810)(4)<F28> r<F24>                            40,599
    381,013    Starfield Resources Inc.
                 Expiration October 2003
                 Exercise Price $0.55 CN
                 (Acquired 10/10/2001,
                 Cost $5,005)(4)<F28> r<F24>                           116,074
    500,000    Sultan Minerals Inc.
                 Expiration January 2003
                 Exercise Price $0.32 CN
                 (Acquired 1/18/2002,
                 Cost $5,000)(4)<F28> r<F24>                             3,134
    666,667    Sultan Minerals Inc.
                 Expiration  August 2003
                 Exercise Price $0.25 CN
                 (Acquired 8/13/2001,
                 Cost $6,667)(4)<F28> r<F24>                            12,536
    800,000    Xenolix Technologies, Inc.
                 Expiration March 2003
                 Exercise Price $2.00
                 (Acquired 3/30/2001,
                 Cost $800)(4)<F28> r<F24>                                 800
                                                                  ------------
               TOTAL WARRANTS
                 (Cost $212,608)                                     2,595,041
                                                                  ------------

 PRINCIPAL
  AMOUNT
 ---------
               CONVERTIBLE DEBENTURES -- 0.2%*<F22>
$   300,000    Golden Phoenix Minerals, Inc.
                 (Acquired 1/14/00,
                 Cost $300,000)(4)<F28> r<F24>                         376,320
                                                                  ------------

               CORPORATE NOTES -- 1.3%*<F22>
    250,000    Coronation Mining Loan
                 10.00%, 1/19/2005
                 (Acquired 1/19/01,
                 Cost $250,000)(4)<F28> r<F24>                         250,000
               Globalstar LP/Capital
  6,750,000      11.250%, 6/15/2004                                    607,500
  3,300,000      11.500%, 6/01/2005                                    297,000
               Itronics Inc.
    250,000      12.00%, 5/14/2004
                 (Acquired 5/14/2001,
                 Cost $250,000)(4)<F28> r<F24>                         566,650
    380,000    12.00%, 10/24/2004
                 (Acquired 10/24/2001,
                 Cost $380,000)(4)<F28> r<F24>                         760,000
                                                                  ------------
               TOTAL CORPORATE NOTES:
                 (Cost $1,928,514)                                   2,481,150
                                                                  ------------

               U.S. TREASURY
                 OBLIGATIONS -- 47.6%*<F22>
               U.S. Treasury Notes:
 28,314,000    4.625%, 2/28/2003(5)<F29>                            28,821,670
 12,200,000    4.250%, 3/31/2003(5)<F29>                            12,387,294
 12,300,000    4.250%, 5/31/2003(5)<F29>                            12,488,830
 13,600,000    3.875%, 6/30/2003(5)<F29>                            13,743,970
  4,800,000    3.875%, 7/31/2003(5)<F29>                             4,849,690
  4,200,000    3.625%, 8/31/2003(5)<F29>                             4,224,772
  6,000,000    3.250%, 12/31/2003(5)<F29>                            5,971,404
  3,400,000    3.000%, 1/31/2004(5)<F29>                             3,364,405
  3,500,000    3.000%, 2/29/2004(5)<F29>                             3,457,755
  1,400,000    6.000%, 8/15/2004(5)<F29>                             1,464,586
  1,550,000    5.875%, 11/15/2004(5)<F29>                            1,617,813
                                                                  ------------
               TOTAL U.S. TREASURY
                 NOTES (Cost $91,685,119)                           92,392,189
                                                                  ------------

               FOREIGN TREASURY
                 OBLIGATIONS -- 0.1%*<F22>
               GERMANY
     25,000    Bundesschatzanweisungen
                 5.00%, 9/13/2002                                       21,940
                                                                  ------------

               SWITZERLAND
    120,000    Swiss Government Bond
                 4.50%, 7/08/2002                                       71,871
                                                                  ------------

               UNITED KINGDOM
     50,000    United Kingdom Treasury
                 7.00%, 6/07/2002                                       71,570
                                                                  ------------
               TOTAL FOREIGN
                 TREASURY OBLIGATIONS
                 (Cost $167,320)                                       165,381
                                                                  ------------

               SHORT TERM INVESTMENTS -- 1.6%*<F22>
               Mutual Funds -- 0.6%*<F22>
  1,169,929    First American Treasury
                 Obligations Fund                                    1,169,929

               U.S. Treasury Obligations -- 1.0%*<F22>
  2,000,000    U.S. Treasury Bill
                 1.69%, 4/04/2002                                    1,999,718
               TOTAL SHORT-TERM
                 INVESTMENTS
                 (Cost $3,169,647)                                   3,169,647
                                                                  ------------
               TOTAL INVESTMENTS
                 (Cost $172,959,898) (see note 1)                 $181,971,883
                                                                  ------------
                                                                  ------------

NOTES TO SCHEDULE OF INVESTMENTS
        CN - Canadian Dollars
       ADR - American Depository Receipt
    *<F22>   Calculated as a percentage of net assets.
   **<F23>   Non-income producing security.
    R<F24>   Restricted security.
  (1)<F25>   Shares are held to cover all or a portion of a corresponding short position.
  (2)<F26>   Private placement issue (trades at a discount to market value).
  (3)<F27>   Foreign security.
  (4)<F28>   Fair valued security.
  (5)<F29>   All or a portion of the securities have been committed as
             collateral for open short positions.
  (6)<F30>   Holding entitles Fund to 525,738 voting rights for Maxam Gold
             Corporation Preferred and 52,574 voting rights for MCM Custom
             Milling Corporation.

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF SECURITIES SOLD SHORT
MARCH 31, 2002
(UNAUDITED)

 SHARES                                                               VALUE
 ------                                                               -----
   4,000    ADTRAN, Inc.                                           $    96,560
  10,000    The AES Corporation                                         90,000
  10,000    Alpha Industries, Inc.                                     152,500
   8,000    Ambac Financial Group, Inc.                                472,560
  49,000    Amdocs Limited                                           1,305,850
  17,000    American Express Company                                   696,320
   6,000    American International Group, Inc.                         432,840
  15,000    AmSouth Bancorporation                                     329,700
 115,000    Amylin Pharmaceuticals, Inc.                             1,151,150
  21,000    AOL Time Warner Inc.                                       496,650
  56,000    Applied Micro Circuits Corporation                         448,000
  41,002    Avigen, Inc.                                               455,122
  20,000    Bank of America Corporation                              1,360,400
  11,000    The Bank of New York Company, Inc.                         462,220
  26,000    Bank of Nova Scotia                                        857,378
   5,000    Bank One Corporation                                       208,900
  70,000    BEA Systems, Inc.                                          959,700
  18,000    Broadcom Corporation - Class A                             646,200
  15,000    Brunswick Corporation                                      409,800
  60,000    Calpine Corporation                                        762,000
  18,000    Capital One Financial Corporation                        1,149,300
  20,000    Celestica Inc.                                             725,200
  51,099    Cell Therapeutics, Inc.                                  1,268,788
  16,000    Centillium Communications, Inc.                            193,600
  12,000    Cerus Corporation                                          642,840
  15,000    Cisco Systems, Inc.                                        253,950
  28,000    Citigroup Inc.                                           1,386,560
  20,000    Citrix Systems, Inc.                                       345,600
  47,900    Clayton Homes, Inc.                                        802,325
   4,000    Clear Channel Communications, Inc.                         205,640
   5,000    Comerica Incorporated                                      312,850
  18,000    Credit Acceptance Corporation                              194,400
  15,000    Crown Castle International Corp.                            99,150
  43,000    CV Therapeutics, Inc.                                    1,556,600
  60,100    Cytyc Corporation                                        1,617,892
  65,000    DIAMONDS Trust, Series I                                 6,741,150
  42,000    Dynegy Inc. - Class A                                    1,218,000
   2,000    eBay Inc.                                                  113,280
  30,000    Electronic Arts Inc.                                     1,824,000
   7,000    Emerson Electric Co.                                       401,730
   9,000    Equity Office Properties Trust                             269,910
  22,000    FleetBoston Financial Corporation                          770,000
  20,000    Fleetwood Enterprises, Inc.                                216,000
  45,800    Fleming Companies, Inc.                                  1,025,920
  40,000    Flextronics International Ltd.                             730,000
  72,000    Freeport-McMoRan Copper
              & Gold, Inc. - Class B                                 1,268,640
  10,000    Genesis Microchip Incorporated                             260,000
  60,000    Glamis Gold Ltd.                                           321,000
  25,500    Global Sports, Inc.                                        436,050
  10,400    GlobespanVirata, Inc.                                      155,168
   4,000    The Goldman Sachs Group, Inc.                              361,000
  15,000    Harley-Davidson, Inc.                                      826,950
  12,000    Hewlett-Packard Company                                    215,280
   6,000    Hot Topic, Inc.                                            125,400
  15,000    Household International, Inc.                              852,000
  21,000    ICOS Corporation                                           965,790
  30,000    ImClone Systems Incorporated                               738,900
  79,700    IMPCO Technologies, Inc.                                 1,032,912
  23,000    Inhale Therapeutic Systems, Inc.                           242,650
  42,000    InterMune Inc.                                           1,262,940
  20,000    Internet Security Systems, Inc.                            457,000
  11,000    IONA Technologies PLC - ADR                                186,230
  47,000    Iron Mountain Incorporated                               1,490,840
  12,000    Irwin Financial Corporation                                224,520
  40,000    Jabil Circuit, Inc.                                        941,200
  50,000    J.C. Penney Company, Inc.                                1,035,500
  33,000    J.P. Morgan Chase & Co.                                  1,176,450
  80,000    Juniper Networks, Inc.                                   1,009,600
   5,700    KCS Energy, Inc.                                            17,784
   4,000    Kohl's Corporation                                         284,600
  36,000    Lamar Advertising Company                                1,462,320
  20,000    Leap Wireless International, Inc.                          168,400
   5,000    Lexmark International, Inc.                                285,900
  17,000    MBIA Inc.                                                  929,730
  14,000    MBNA Corporation                                           539,980
  15,000    Magma Design Automation, Inc.                              291,900
  30,000    Manugistics Group, Inc.                                    644,400
  40,000    McKesson Corporation                                     1,497,200
  22,504    The Medicines Company                                      320,907
  39,000    MedImmune, Inc.                                          1,533,870
  20,000    Meridian Gold Inc.                                         290,200
   3,000    Merrill Lynch & Co., Inc.                                  166,140
  14,000    Metris Companies Inc.                                      280,000
  16,000    MGIC Investment Corporation                              1,094,880
  10,000    Microchip Technology Incorporated                          418,300
   6,000    Morgan Stanley Dean Witter & Co.                           343,860
   7,500    Myriad Genetics, Inc.                                      251,325
  60,000    Nasdaq-100 Index Tracking Stock                          2,163,600
  10,000    National City Corporation                                  307,600
  13,000    NetIQ Corporation                                          283,530
 226,700    Neurobiological Technologies, Inc.                       1,092,694
  35,000    Newell Rubbermaid Inc.                                   1,118,600
  10,000    NYFIX, Inc.                                                149,600
  10,000    Papa John's International, Inc.                            278,800
  41,000    Paychex, Inc.                                            1,627,700
  30,000    PayPal, Inc.                                               571,500
  20,000    PeopleSoft, Inc.                                           730,600
 129,300    Pixelworks, Inc.                                         1,665,384
  76,000    PMC-Sierra, Inc.                                         1,237,280
  14,000    QLogic Corporation                                         693,280
  55,000    Qwest Communications International Inc.                    452,100
  14,700    Regions Financial Corporation                              504,945
  55,000    Retek Inc.                                               1,443,750
  32,000    RF Micro Devices, Inc.                                     572,800
  53,000    Ruby Tuesday, Inc.                                       1,232,250
  75,000    Sanmina-SCI Corporation                                    881,250
  10,000    Silicon Valley Bancshares                                  302,500
  45,000    Sola International Inc.                                    662,400
  65,000    SPDR Trust Series 1                                      7,443,800
  30,000    Sports Resorts International, Inc.                         203,700
  32,000    Starwood Hotels & Resorts
              Worldwide, Inc.                                        1,203,520
 134,000    Tellabs, Inc.                                            1,402,980
  36,500    Terex Corporation                                          824,900
  25,000    Time Warner Telecom Inc. - Class A                         152,000
   3,000    Tollgrade Communications, Inc.                              73,530
  15,000    The Toronto-Dominion Bank                                  411,300
   4,700    Trammell Crow Company                                       68,150
   3,000    Trimeris, Inc.                                             129,600
  15,000    Triton PCS Holdings, Inc. - Class A                        152,850
  27,000    Tyco International Ltd.                                    872,640
  55,000    United States Cellular Corporation                       2,255,000
   5,000    Univision Communications Inc. -
              Class A                                                  210,000
  47,500    VeriSign, Inc.                                           1,282,500
  33,000    VERITAS Software Corporation                             1,446,390
  13,000    WebEx Communications, Inc.                                 213,850
  15,000    Wells Fargo & Company                                      741,000
   5,000    Whirlpool Corporation                                      377,750
   5,000    Whole Foods Market, Inc.                                   228,450
  65,000    Winstar Communications, Inc.                                   260
                                                                   -----------
            TOTAL SECURITIES
              SOLD SHORT
              (Proceeds $102,101,181)                              $99,932,584
                                                                   -----------
                                                                   -----------

                     See notes to the financial statements.

PRUDENT SAFE HARBOR FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2002
(UNAUDITED)

  SHARES                                                              VALUE
  ------                                                              -----
               COMMON STOCKS -- 16.1%

               CANADA -- 0.8%
     89,000    Central Fund of Canada
                 Limited - Class A                                 $   347,100
                                                                   -----------

               SOUTH AFRICA -- 11.4%
     31,100    AngloGold Limited - ADR                                 783,098
     44,900    ASA Ltd.                                              1,298,059
    150,600    Gold Fields Limited - ADR                             1,569,252
    113,500    Harmony Gold Mining
                 Company Limited - ADR                               1,282,550
                                                                   -----------
                                                                     4,932,959
                                                                   -----------

               UNITED STATES -- 3.9%
     60,171    Newmont Mining Corporation                            1,666,135
                                                                   -----------
               TOTAL COMMON STOCK
                 (Cost $3,817,847)                                   6,946,194
                                                                   -----------

  OUNCES
  ------
               COMMODITIES -- 4.0%
      5,663    Gold Bullion (1)<F31>                                 1,713,660
                                                                   -----------
               TOTAL COMMODITIES
                 (Cost $1,671,273)                                   1,713,660
                                                                   -----------

 PRINCIPAL
  AMOUNT
 ---------
               U.S. TREASURY
                 OBLIGATIONS -- 4.7%
               U.S. Treasury Notes:
 $1,500,000    3.88%, 7/31/2003                                      1,515,528
    503,000    3.00%, 2/29/2004                                        496,929
                                                                   -----------
                                                                     2,012,457
                                                                   -----------
               TOTAL U.S. TREASURIES
                 (Cost $2,006,973)                                   2,012,457
                                                                   -----------

               FOREIGN TREASURY
                 OBLIGATIONS -- 59.8%

               CANADA -- 4.7%
               Canadian Government Bonds:
  2,290,000    5.00%, 12/01/2003                                     1,456,764
    890,000    6.50%, 6/01/2004                                        580,893
                                                                   -----------
                                                                     2,037,657
                                                                   -----------

               DENMARK -- 3.3%
               Kingdom of Denmark Bonds:
  4,600,000    6.00%, 11/15/2002                                       546,236
  7,250,000    5.00%, 11/15/2003                                       856,591
                                                                   -----------
                                                                     1,402,827
                                                                   -----------

               FRANCE -- 10.6%
               French Treasury Notes:
    290,000    5.00%, 1/12/2003                                        255,319
  2,825,000    4.50%, 7/12/2003                                      2,478,133
  2,110,000    4.00%, 1/12/2004                                      1,832,184
                                                                   -----------
                                                                     4,565,636
                                                                   -----------

               GERMANY -- 8.4%
               Bundesschatzanweisungen:
  1,275,000    3.75%, 9/12/2003                                      1,105,885
  2,100,000    5.00%, 9/13/2002                                      1,842,980
    780,000    4.25%, 3/12/2004                                        679,557
                                                                   -----------
                                                                     3,628,422
                                                                   -----------

               GREAT BRITAIN -- 1.3%
               Great Britain Treasury Bond:
    380,000    7.00%, 6/07/2002                                        543,930
                                                                   -----------

               NORWAY -- 4.6%
               Norwegian Government Bonds:
  5,250,000    9.50%, 10/31/2002                                       603,087
 12,300,000    5.75%, 11/30/2004                                     1,364,921
                                                                   -----------
                                                                     1,968,008
                                                                   -----------

               SWEDEN -- 3.8%
               Swedish Government Bond:
 15,950,000    10.25%, 5/05/2003                                     1,626,323
                                                                   -----------

               SWITZERLAND - 23.1%
               Swiss Government Bonds:
  3,505,000    6.25%, 1/07/2003                                      2,150,670
  6,245,000    6.75%, 6/11/2003                                      3,906,560
  6,075,000    6.50%, 4/10/2004                                      3,883,839
                                                                   -----------
                                                                     9,941,069
                                                                   -----------
               TOTAL FOREIGN
                 TREASURY OBLIGATIONS
                 (Cost $26,178,727)                                 25,713,872
                                                                   -----------

               SHORT-TERM
                 INVESTMENTS -- 10.6%

               U.S. TREASURIES -- 9.8%
               U.S. Treasury Bills:
    304,000    1.58%, 4/04/2002                                        303,960
    800,000    1.61%, 4/25/2002                                        799,140
    130,000    1.72%, 5/30/2002                                        129,633
    100,000    1.74%, 6/13/2002                                         99,647
    250,000    1.74%, 6/20/2002                                        249,033
     58,000    1.76%, 6/27/2002                                         57,753
  2,600,000    1.85%, 8/01/2002                                      2,583,701
                                                                   -----------
                                                                     4,222,867
                                                                   -----------

  SHARES
  ------
               MUTUAL FUNDS -- 0.8%
    342,886    First American Treasury
                 Obligations Fund                                      342,886
                                                                   -----------
               TOTAL SHORT-TERM
                 INVESTMENTS
                 (Cost $4,566,886)                                   4,565,753
                                                                   -----------
               TOTAL INVESTMENTS
                 (Cost $38,241,706) -- 95.2%                        40,951,936
               Other Assets less Liabilities -- 4.8%                 2,054,165
                                                                   -----------
               Total Net Assets -- 100.0%                          $43,006,101
                                                                   -----------
                                                                   -----------

     ADR - American Depository Receipt
(1)<F31>   Fair valued investment.

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2002
(UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Prudent Bear Funds, Inc. (the "Company") was incorporated on October 25, 1995, as a Maryland Corporation and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Company currently consists of two series: thePrudent Bear Fund and the Prudent Safe Harbor Fund (each a "Fund" and collectively the "Funds"). The investment objectives of the Funds are set forth below.

     The investment objective of the Prudent Bear Fund is capital appreciation, which it seeks to obtain primarily through short sales of equity securities when overall market valuations are high, and through long positions in value-oriented equity securities when overall market valuations are low. The Prudent Bear Fund commenced operations on December 28, 1995.

     The Prudent Bear Fund has issued two classes of shares: No Load and Class C shares. The No Load shares are subject to a 0.25% 12b-1 fee, while the Class C shares are subject to a 1.00% 12b-1 fee, as described in accordance with the Fund's prospectuses. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares.

     The investment objective of the Prudent Safe Harbor Fund is current income and capital appreciation through investments primarily in liquid securities issued by major industrialized nations, and equity securities of companies that mine gold and gold bullion. The Prudent Safe Harbor Fund commenced operations on February 2, 2000.

     The following is a summary of significant accounting policies consistently followed by the Funds.

     a) Investment Valuation - Common stocks, preferred stocks and securities sold short that are listed on a securities exchange or quoted on the NASDAQ Stock Market are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid price. Mutual fund investments are valued at the net asset value on the day the valuation is made. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Directors. At March 31, 2002, such investments represent 10.6% and 4.0% of net assets, at value, in the Prudent Bear Fund and the Prudent Safe Harbor Fund, respectively. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     b) Short Positions - The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Funds are liable for any dividends paid on securities sold short. The Prudent Bear Fund's receivables from brokers for proceeds on securities sold short are with two major security dealers. The Funds do not require the brokers to maintain collateral in support of these receivables.

     c) Written Option Accounting - The Funds write (sell) put and call options. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date the Funds realize a gain. When the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. If a call option written by a Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security. If a put option written by a Fund is exercised, the Fund's basis in the underlying security will be reduced by the premium originally received.

     d) Collateral on Short Sales, Written Options and Futures Contracts - As collateral for short positions, written options and futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash or liquid securities. For short positions, this collateral must equal the market value of the securities sold short. For written options, this collateral must equal the market value of the purchase obligation for put options or the market value of the instrument underlying the contract for call options. For futures contracts, this collateral must equal the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract for short futures contracts. All collateral is required to be adjusted daily.

     e) Federal Income Taxes - No provision for federal income taxes has been made since the Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Funds intend to make all required distributions to avoid being liable for federal excise taxes.

     f) Purchased Option Accounting - Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put option contracts are held by the Funds for trading purposes and call option contracts are held by the Funds for trading and hedging purposes.

     g) Distributions to Shareholders - Dividends from net investment income are declared and paid annually for the Prudent Bear Fund and quarterly for the Prudent Safe Harbor Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually for both Funds.

     h) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     i) Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income for the Prudent Bear Fund includes $836,760 of interest earned on receivables from brokers for proceeds on securities sold short. There was no interest earned on receivables from brokers for proceeds on securities sold short for the Prudent Safe Harbor Fund. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

     j) Futures Contracts and Options on Futures Contracts - The Prudent Bear Fund may purchase and sell stock index futures contracts and options on such futures contracts, while the Prudent Safe Harbor Fund may purchase and sell debt futures contracts and options on such futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     k) Risks of Options, Futures Contracts and Options onFutures Contracts - The risks inherent in the use of options, futures contracts, and options on futures contracts include: 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract.

     l) Restricted Securities - The Prudent Bear Fund owns investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund. The Fund has no right to require registration of unregistered securities. At March 31, 2002, the Fund had restricted securities with an aggregate market value of $20,627,135 representing 10.6% of the net assets of the Fund.

     m) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     n) Foreign Currency Translations - The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of debt securities and payables and receivables arising from trade date and settlement date differences.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Funds were as follows:

Prudent Bear Fund

                                                       Six Months Ended
No Load Shares:                                         March 31, 2002
                                                ------------------------------
                                                     $                Shares
                                                ------------       -----------
     Shares sold                                $201,947,767        38,336,192
     Shares issued to holders in
       reinvestment of dividends                   4,078,774           853,300
     Shares redeemed                            (164,661,517)      (31,533,306)
                                                ------------       -----------
     Net increase                               $ 41,365,024         7,656,186
                                                ------------
                                                ------------
     Shares Outstanding:
          Beginning of period                                       29,105,548
                                                                   -----------
          End of period                                             36,761,734
                                                                   -----------
                                                                   -----------

                                                       Six Months Ended
Class C Shares:                                         March 31, 2002
                                                ------------------------------
                                                     $                Shares
                                                ------------       -----------
     Shares sold                                $  2,526,166           496,533
     Shares issued to holders in
       reinvestment of dividends                      63,278            13,435
     Shares redeemed                              (1,453,762)         (304,184)
                                                ------------       -----------
     Net increase                               $  1,135,682           205,784
                                                ------------
                                                ------------
     Shares Outstanding:
          Beginning of period                                          226,352
                                                                   -----------
          End of period                                                432,136
                                                                   -----------
                                                                   -----------

                                                          Year Ended
No Load Shares:                                       September 30, 2001
                                                ------------------------------
                                                     $                Shares
                                                ------------       -----------
     Shares sold                                $335,284,627        70,493,807
     Shares issued to holders in
       reinvestment of dividends                   6,926,690         1,512,378
     Shares redeemed                            (388,901,322)      (81,923,404)
                                                ------------       -----------
     Net decrease                               $(46,690,005)       (9,917,219)
                                                ------------
                                                ------------
     Shares Outstanding:
          Beginning of period                                       39,022,767
                                                                   -----------
          End of period                                             29,105,548
                                                                   -----------
                                                                   -----------

                                                          Year Ended
Class C Shares:                                       September 30, 2001
                                                ------------------------------
                                                     $                Shares
                                                ------------       -----------
     Shares sold                                $  2,311,108           484,427
     Shares issued to holders in
       reinvestment of dividends                      10,909             2,398
     Shares redeemed                              (2,276,554)         (484,190)
                                                ------------       -----------
     Net increase                               $     45,463             2,635
                                                ------------
                                                ------------
     Shares Outstanding:
          Beginning of period                                          223,717
                                                                   -----------
          End of period                                                226,352
                                                                   -----------
                                                                   -----------

Prudent Safe Harbor Fund
                                                       Six Months Ended
                                                        March 31, 2002
                                                ------------------------------
                                                     $                Shares
                                                ------------       -----------
     Shares sold                                $ 23,884,121         2,496,441
     Shares issued to holders in
       reinvestment of dividends                     312,554            32,803
     Shares redeemed                              (7,814,821)         (824,266)
                                                ------------       -----------
     Net increase                               $ 16,381,854         1,704,978
                                                ------------
                                                ------------
     Shares Outstanding:
          Beginning of period                                        2,612,561
                                                                   -----------
          End of period                                              4,317,539
                                                                   -----------
                                                                   -----------

                                                          Year Ended
                                                      September 30, 2001
                                                ------------------------------
                                                     $                Shares
                                                ------------       -----------
     Shares sold                                $ 43,865,227         4,816,706
     Shares issued to holders in
       reinvestment of dividends                     171,437            18,848
     Shares redeemed                             (21,663,753)       (2,377,681)
                                                ------------       -----------
     Net increase                               $ 22,372,911         2,457,873
                                                ------------
                                                ------------
     Shares Outstanding:
          Beginning of period                                          154,688
                                                                   -----------
          End of period                                              2,612,561
                                                                   -----------
                                                                   -----------

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, options and short positions, by the Funds for the periods ended March 31, 2002, were as follows:

                          Prudent Bear Fund       Prudent Safe Harbor Fund
                          -----------------       ------------------------
     Purchases               $129,747,948                $13,464,285
     Sales                   $118,253,519                $ 1,518,284

     Included in these amounts were purchases and sales of long-term U.S. government securities, for the periods ended March 31, 2002, as follows:

                          Prudent Bear Fund       Prudent Safe Harbor Fund
                          -----------------       ------------------------
     Purchases                $94,693,094                   $502,120
     Sales                    $91,848,607                   $656,000

     At March 31, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

     Prudent Bear Fund
     Appreciation                                    $ 21,928,555
     (Depreciation)                                   (21,217,247)
                                                     ------------
     Net appreciation on investments                 $    711,308
                                                     ------------
                                                     ------------

     Prudent Safe Harbor Fund
     Appreciation                                    $  3,300,379
     (Depreciation)                                      (627,384)
                                                     ------------
     Net appreciation on investments                 $  2,672,995
                                                     ------------
                                                     ------------

     At March 31, 2002, the cost of investments for federal income tax purposes for the Prudent Bear Fund and the Prudent Safe Harbor Fund were $181,260,575 and $38,278,941, respectively.

     At September 30, 2001, the Prudent Bear Fund had an accumulated net realized capital loss carryover of $50,893,135, expiring in 2008. To the extent the Prudent Bear Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Funds have entered into Investment Advisory Agreements with David W. Tice & Associates, Inc. Pursuant to its advisory agreements with the Funds, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% and 0.75% for the Prudent Bear Fund and the Prudent Safe Harbor Fund, respectively, as applied to the Funds' daily net assets. Certain officers of the Adviser are also officers of the Funds. For the period ended March 31, 2002, the Adviser agreed to waive its investment advisory fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes, short dividends and extraordinary expenses) to the extent necessary to ensure that the Prudent Safe Harbor Fund's total operating expenses did not exceed 1.50% of the average net assets. During the period ended March 31, 2002, the Adviser reimbursed the Prudent Safe Harbor Fund $57,640.

     U.S. BancorpFund Services, LLC ("U.S. Bancorp") serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

5.   EXPENSE REDUCTIONS

     The Adviser had directed certain of the Prudent Bear Fund portfolio trades to brokers at best price and execution and has generated directed brokerage credits to reduce certain U.S. Bancorp service provider fees. Shareholders benefit under this arrangement as the net expenses of the Prudent Bear Fund do not include such service provider fees. For the period ended March 31, 2002, the Prudent Bear Fund's expenses were reduced $47,595 by utilizing directed brokerage credits resulting in an expense ratio of 1.93% and 2.68% being charged to No Load shareholders and Class C shareholders, respectively. In accordance with Securities and Exchange Commission requirements, such amount, when incurred, is required to be shown as an expense and will be included in each of the U.S. Bancorp fees in the Statement of Operations.

6.   FUTURES CONTRACTS

     At March 31, 2002, the Prudent Bear Fund had entered into stock index futures contracts. The net unrealized appreciation of $591,480 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open contracts are as follows:

     Number of       Underlying            MarketValue of         Unrealized
     Contracts       Instrument        Underlying Instrument     Depreciation
     ---------       ----------        ---------------------     ------------
       (110)      NASDAQ 100 Futures
                  June 2002                $(16,054,500)           $470,680
        (45)      S&P 500 Index Futures
                  June 2002                 (12,928,500)            120,800

7.   OPTION CONTRACTS WRITTEN

     The premium amount and the number of option contracts written for the Prudent Bear Fund during the period ended March 31, 2002, were as follows:

                                      Premium Amount   Number of Contracts
                                      --------------   -------------------
     Options outstanding at
       September 30, 2001               $     --                --
     Options written                      45,159               300
     Options closed                      (28,779)             (100)
     Options exercised                        --                --
     Options expired                     (16,380)             (200)
                                        --------              ----
     Options outstanding at
       March 31, 2002                   $     --                --
                                        --------              ----
                                        --------              ----

8.   SERVICE AND DISTRIBUTION PLAN

     The Funds have adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Funds' average daily net assets for the Prudent Bear No Load shares and Prudent Safe Harbor Fund and up to 1.00% for the Prudent Bear Class C shares. The currently approved rate for the Prudent Bear No Load shares and the Prudent Safe Harbor Fund is 0.25% of average daily net assets. The currently approved rate for the Prudent Bear Class C shares is 1.00% of average daily net assets. Payments made pursuant to the Plans may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Prudent Bear Fund incurred $225,554 for the No Load Shares and $9,516 for the Class C Shares pursuant to the Plans for the period ended March 31, 2002. The Prudent Safe Harbor Fund incurred $38,214 pursuant to the Plan for the period ended
     March 31, 2002.

PRUDENT BEAR FUNDS, INC.

INVESTMENT ADVISER
     DAVID W. TICE & ASSOCIATES, INC.
     8140 WALNUT HILL LANE, SUITE 300
     DALLAS, TEXAS  75231
     HTTP://WWW.PRUDENTBEAR.COM

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
     U.S. BANCORP FUND SERVICES, LLC
     615 EAST MICHIGAN STREET
     P.O. BOX 701
     MILWAUKEE, WISCONSIN  53201
     1-800-711-1848

CUSTODIAN
     U.S. BANK, N.A.
     P.O. BOX 701
     MILWAUKEE, WISCONSIN  53201

INDEPENDENT ACCOUNTANTS
     PRICEWATERHOUSECOOPERS LLP
     MILWAUKEE, WISCONSIN

LEGAL COUNSEL
     FOLEY & LARDNER
     MILWAUKEE, WISCONSIN